[LOGO]
                                                    HARDING, LOEVNER FUNDS, INC.

                  ANNUAL REPORT

                  OCTOBER 31, 2000

                      Portfolios managed by
                      Harding, Loevner Management, L.P.

                     International Equity Portfolio

                     Global Equity Portfolio

                     Multi-Asset Global Portfolio

                     Emerging Markets Portfolio

                      P.O. Box 9130
                      Boston, MA 02117-9130
                      Telephone: 877-435-8105
                      Fax: 617-927-8400

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          December 14, 2000

Dear Shareholder:

Enclosed is the Annual Report to Shareholders for the fiscal year ended October 31, 2000, as required by regulation.

Our regular quarterly narrative discussing developments in the calendar quarter ended December 31, 2000 will be sent to you shortly.

                                                         Sincerely,

                                                                        [LOGO]

                                                         David R. Loevner
                                                         President

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
TABLE OF CONTENTS

--------------------------------------------------------------------------------

Performance Information and Statements of Net
  Assets
    International Equity Portfolio................   1
    Global Equity Portfolio.......................   7
    Multi-Asset Global Portfolio..................  13
    Emerging Markets Portfolio....................  20

Statements of Operations..........................  26

Statements of Changes in Net Assets...............  27

Financial Highlights..............................  29

Notes to Financial Statements.....................  33

Report of Independent Auditors....................  38

Supplemental Tax Information......................  39

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
INTERNATIONAL EQUITY PORTFOLIO AND THE MSCI ALL COUNTRY WORLD EX-US INDEX (GROSS DIVIDENDS REINVESTED)
AND THE LIPPER INTERNATIONAL EQUITY FUND INDEX

           INTERNATIONAL    MSCI ALL COUNTRY   LIPPER INTERNATIONAL
          Equity Portfolio  World Ex-US Index     Equity Fund Index
5/11/94            $10,000            $10,000               $10,000
5/31/94             $9,920            $10,072                $9,985
6/30/94             $9,750            $10,142                $9,828
7/31/94            $10,040            $10,329               $10,130
8/31/94            $10,330            $10,682               $10,481
9/30/94            $10,100            $10,458               $10,210
10/31/94           $10,330            $10,706               $10,392
11/30/94            $9,700            $10,196                $9,908
12/31/94            $9,753            $10,184                $9,775
1/31/95             $9,120             $9,693                $9,290
2/28/95             $9,311             $9,639                $9,288
3/31/95             $9,532            $10,176                $9,532
4/30/95             $9,929            $10,538                $9,883
5/31/95            $10,402            $10,481                $9,980
6/30/95            $10,382            $10,336               $10,018
7/31/95            $10,659            $10,899               $10,569
8/31/95            $10,254            $10,511               $10,390
9/30/95            $10,477            $10,705               $10,564
10/31/95           $10,394            $10,421               $10,344
11/30/95           $10,455            $10,639               $10,452
12/31/95           $10,923            $11,053               $10,755
1/31/96            $11,278            $11,176               $11,009
2/29/96            $11,379            $11,178               $11,056
3/31/96            $11,592            $11,396               $11,229
4/30/96            $11,734            $11,801               $11,595
5/31/96            $11,907            $11,604               $11,583
6/30/96            $12,211            $11,672               $11,689
7/31/96            $11,815            $11,272               $11,295
8/31/96            $11,980            $11,336               $11,442
9/30/96            $12,132            $11,615               $11,699
10/31/96           $11,994            $11,495               $11,652
11/30/96           $12,500            $11,931               $12,198
12/31/96           $12,606            $11,788               $12,307
1/31/97            $12,441            $11,580               $12,327
2/28/97            $12,317            $11,798               $12,550
3/31/97            $12,244            $11,778               $12,616
4/30/97            $12,224            $11,885               $12,671
5/31/97            $12,864            $12,603               $13,385
6/30/97            $13,309            $13,306               $14,027
7/31/97            $13,650            $13,579               $14,473
8/31/97            $12,616            $12,541               $13,431
9/30/97            $13,319            $13,174               $14,293
10/31/97           $12,182            $12,016               $13,207
11/30/97           $12,151            $11,862               $13,097
12/31/97           $12,074            $11,989               $13,201
1/31/98            $12,168            $12,345               $13,520
2/28/98            $13,102            $13,185               $14,386
3/31/98            $13,564            $13,631               $15,167
4/30/98            $13,595            $13,715               $15,400
5/31/98            $13,763            $13,449               $15,420
6/30/98            $13,532            $13,389               $15,286
7/31/98            $13,448            $13,518               $15,520
8/31/98            $11,445            $11,607               $13,287
9/30/98            $11,298            $11,368               $12,874
10/31/98           $12,189            $12,558               $13,820
11/30/98           $12,945            $13,231               $14,513
12/31/98           $13,305            $13,679               $14,870
1/31/99            $13,007            $13,665               $14,960
2/28/99            $12,709            $13,375               $14,573
3/31/99            $13,359            $14,034               $15,060
4/30/99            $14,488            $14,752               $15,762
5/31/99            $13,742            $14,083               $15,176
6/30/99            $14,775            $14,765               $15,896
7/31/99            $15,425            $15,079               $16,251
8/31/99            $15,606            $15,166               $16,379
9/30/99            $15,905            $15,246               $16,432
10/31/99           $16,512            $15,822               $17,005
11/30/99           $17,588            $16,449               $18,252
12/31/99           $19,931            $18,029               $20,495
1/31/00            $18,955            $17,114               $19,296
2/29/00            $19,221            $17,571               $20,569
3/31/00            $19,388            $18,226               $20,623
4/30/00            $18,534            $17,193               $19,315
5/31/00            $17,681            $16,770               $18,784
6/30/00            $18,967            $17,476               $19,654
7/31/00            $18,434            $16,789               $19,017
8/31/00            $18,867            $16,992               $19,339
9/30/00            $17,647            $16,037               $18,211
10/31/00           $16,871            $15,514               $17,592

Past performance is not indicative of future performance

----------------------------------------------------------------------------------------------
                                        RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2000
                                --------------------------------------------------------------
                                          CUMULATIVE                    AVERAGE ANNUAL
                                         TOTAL RETURN                    TOTAL RETURN
                                -------------------------------  -----------------------------
                                TWELVE MONTHS  SINCE INCEPTION*   5 YEAR      SINCE INCEPTION*
----------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO         2.18%           68.71%       10.16%             8.40%
MSCI All Country World Ex-US
  Index
  (gross dividends reinvested)        (1.95%)          55.14%        8.27%             7.01%
Lipper International Equity
  Fund Index                           3.45%           75.92%       11.19%             9.10%

  * The International Equity Portfolio [formerly the AMT Capital Fund, Inc. -- HLM International Equity Portfolio ("AMT Capital Portfolio")] commenced operations on May 11, 1994. On October 31, 1996, the net assets of the AMT Capital Portfolio were merged into the International Equity Portfolio pursuant to an agreement and plan of reorganization dated October 14, 1996.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

The Portfolio rose in value by 2.2% in the financial year to the end of October 2000. In doing so, it outperformed its benchmark -- the MSCI All Country World ex-USA Index -- which fell by 2.0%. Stock selection was the primary driver of returns.

During the year, interest rates rose in all major regions of the world. In the United States, they rose as the Federal Reserve attempted to rein in a long period of growth that was increasingly threatening an end to a long period of quiescent inflation; in Europe the first signs of renewed growth were met by higher rates, perhaps because the newly-formed European Central Bank wanted to establish its anti-inflation credentials; in Japan, an end to the "zero interest rate" policy was surprising to us, given the economy's inability to grow. Equity markets ignored central bank action over the course of the first half of the fiscal year, most especially in the technology, media and telecommunications ("TMT") sectors where valuations reached extraordinary extremes in early March. As rapidly as they rose, shares in the TMT sector collapsed in the second half, forming a near-perfect parabola over the full course of the fiscal year.

The Portfolio reflects a world where competitive pressures have been intense and where an excess of manufacturing capacity has kept downward pressure on returns in traditional industries. For example, the Portfolio owns no automobile manufacturers, who are prime victims of overcapacity and globalisation. They have responded by squeezing their own suppliers. During the year we sold two holdings that are exposed to this continuing trend. Tire-maker Michelin was a disappointing investment, but Johnson Electric, the manufacturer of micro-motors, was an extraordinarily successful investment over the long period in which the Portfolio held it. When revenues fall, carmakers' profits suffer disproportionately from lower demand, as they are unable to reduce their fixed cost base quickly enough. The same can be said of the fixed-line telephone business, a large part of the world's stock markets, but where the portfolio has only had very modest holdings (British Telecom and Telefonos de Mexico), both sold during the year. Telephone companies have benefited from increased demand for data transmission, but have not been able to grow revenues or cut costs quickly enough to compensate for tumbling prices and rising capital investment requirements. The Portfolio has been significantly underweight the telecommunications sector all year, helping returns, and remains so presently.

A year ago the Portfolio was significantly overweight media, publishing and related stocks, and this remains the case today. Stock selection within the consumer discretionary sector has been good, aided in no small part by our media holdings. We believe that the very problems of falling prices, and new technologies, that have caused such woe for the telephone companies provide great opportunities for the owners and developers of content, such as Televisa in Mexico, or Pearson, as well as for advertising companies such as WPP, the global giant, and its affiliated company, Asatsu, in Japan.

The Portfolio has emphasized less cyclical, and less asset-intensive businesses, where we can see secular growth. The Portfolio has a disproportionately large holding in the business services industry, including companies such as ISS, the global cleaning company, and Securitas, a provider of security services, both newly added during the year. The Portfolio also has holdings in pharmaceuticals. Ageing populations will ensure increased demand for cost-effective solutions to medical problems. Stock selection in the healthcare sector was excellent over the course of the past year; the Portfolio's stocks outperformed their sector benchmark by over 1000 basis points.

Looking forward, tighter money and concurrent slowing growth add up to an ugly picture for both corporate profits and for the price that investors are prepared to pay for them. We cannot predict whether the global economy faces a recession, or the much-mooted "soft landing", in which growth slows but does not contract. We do know that the risks of a HARD landing have increased, as a result of the fall is stock prices in the US (the so-called "wealth effect"), higher energy costs, and the contraction of credit by financial institutions. On the other hand, deregulation, globalization and governmental fiscal rectitude continue to drive forward, spurring companies to cut costs, and to seek new markets that were previously closed, whilst giving governments new flexibility to step up their own spending.

We said last year that it was hard to be confident about the coming year -- "stocks ... are simply not as attractively priced as they were a year ago". As we look ahead to coming year, we must acknowledge that the economic environment in which our companies operate is turning more difficult. Having said that, we continue to emphasize the qualities of good management, financial strength and global competitive advantage in our growing companies. These are the attributes that determine success in challenging circumstances. They underpin our confidence in our companies' business prospects, and in the returns that the Portfolio can expect to achieve.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000                             SHARES              VALUE (1)

----------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 96.6%
---------------------------

COMMON STOCKS - 96.1%
---------------------

AUSTRALIA - 2.1%
--------------
Rio Tinto Ltd. (Diversified Metal
Producers)                                     525,700   $               7,218,343
                                                         -------------------------

BRAZIL - 1.0%
-----------
Embraer Aircraft Corp - ADR (Aerospace &
Defense)*                                      122,900                   3,556,419
                                                         -------------------------

CANADA - 3.4%
------------
Imperial Oil Ltd. (Integrated
International Oil Producers)                   340,000                   8,581,600
Nortel Networks Corp.
(Telecommunications)                            69,800                   3,175,900
                                                         -------------------------
                                                                        11,757,500
                                                         -------------------------
DENMARK - 1.4%
--------------
ISS A/S (Service Organizations)*                82,700                   5,088,361
                                                         -------------------------

FINLAND - 1.1%
------------
Nokia Corp.- ADR (Communications)               87,800                   3,753,450
                                                         -------------------------

FRANCE - 9.2%
------------
Air Liquide (Industrial Chemicals &
Gases Manufacturers)                            40,800                   4,821,262
Carrefour SA (Miscellaneous Retailers)         106,300                   7,132,786
Compagnie Generale d' Industrie et de
Participations (General Diversified)           234,900                   9,843,724
Societe BIC SA (General Diversified)            98,800                   3,423,722
Suez Lyonnaise des Eaux SA (Water
Companies)                                      46,500                   7,092,382
                                                         -------------------------
                                                                        32,313,876
                                                         -------------------------
GERMANY - 4.9%
--------------
Allianz AG (Insurance Companies)                22,280                   7,569,500
Deutsche Bank AG (Commercial Banks)            114,200                   9,396,958
                                                         -------------------------
                                                                        16,966,458
                                                         -------------------------
HONG KONG - 7.2%
---------------
China Mobile HK Ltd. ADR (Telephone
Systems)*                                      205,900                   6,305,688
Hutchison Whampoa Ltd. (General
Diversified)                                   920,600                  11,420,445
Li & Fung Ltd. (Wholesalers)                 4,080,000                   7,585,588
                                                         -------------------------
                                                                        25,311,721
                                                         -------------------------
IRELAND - 5.6%
------------
Elan Corp. plc - ADR (Ethical Drug
Manufacturers)*                                195,900                  10,174,556
SmartForce plc - ADR (Electronic Data
Processing Equipment)*                         185,780                   9,349,954
                                                         -------------------------
                                                                        19,524,510
                                                         -------------------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                 SHARES              VALUE (1)

----------------------------------------------------------------------------------

ITALY - 1.4%
----------
Luxottica Group SPA - ADR (Miscellaneous
Retailers)                                     333,000   $               4,807,688
                                                         -------------------------

JAPAN - 19.6%
------------
Asatsu-DK, Inc. (Advertising Agencies)         230,800                   6,154,949
Atlantis Japan Growth Fund (Mutual
Funds)*                                        471,000                   5,063,250
Canon, Inc. (Business Machines & Office
Equipment)                                     202,000                   8,015,579
Daiichi Pharmaceutical (Pharmaceuticals)       334,000                   9,488,636
Fujitsu Ltd. (Computer Software &
Processing)                                    161,000                   2,868,255
Hirose Electronics Co., Ltd. (Parts &
Components)                                     50,500                   5,831,195
Mitsubishi Corp. (Wholesalers)                 573,000                   4,725,990
Mizuho Holdings, Inc. (Financial
Services)*                                         939                   7,219,767
NTT Mobile Communications
(Telecommunications)                               435                  10,723,515
Sony Corp. - ADR (Radio, TV, &
Phonograph Manufacturers)                      100,200                   8,316,600
                                                         -------------------------
                                                                        68,407,736
                                                         -------------------------
MEXICO - 2.4%
------------
Grupo Televisa SA - GDR (Radio & TV
Broadcasters)*                                  70,720                   3,827,720
Wal-Mart de Mexico SA de CV - ADR
(Discount Stores)*                             187,700                   4,520,792
                                                         -------------------------
                                                                         8,348,512
                                                         -------------------------
NETHERLANDS - 10.1%
-----------------
IHC Caland NV (Shipbuilding)                   191,330                   8,439,872
ING Groep NV (Insurance Companies)             134,200                   9,212,083
Royal Dutch Petroleum Co. - NY Shares
(Holding Companies)                            204,500                  12,142,187
Wolters Kluwer NV (Miscellaneous
Printing & Publishing)                         242,580                   5,457,302
                                                         -------------------------
                                                                        35,251,444
                                                         -------------------------
SINGAPORE - 4.1%
--------------
Dairy Farm International Holdings Ltd.
(Miscellaneous Retailers)                      776,800                     318,488
DBS Group Holdings Ltd. (Commercial
Banks)                                          90,000                   1,061,236
DBS Local Certificates (Commercial
Banks)                                         790,000                   9,315,295
Singapore Press Holdings (Newspaper
Publishers)                                    255,000                   3,645,970
                                                         -------------------------
                                                                        14,340,989
                                                         -------------------------
SWEDEN - 5.6%
------------
Investor AB - Class B (Miscellaneous
Companies)*                                    634,000                   8,371,730
Securitas AB - B Shares (Service
Organizations)                                 283,400                   6,038,533
Telefonaktiebolaget LM Ericsson - ADR
(Miscellaneous Electronics)                    372,000                   5,161,500
                                                         -------------------------
                                                                        19,571,763
                                                         -------------------------
SWITZERLAND - 5.5%
----------------
ABB Ltd. (Power Transmission Equipment)         85,000                   7,555,083
Nestle SA - ADR (Diversified Food)              67,700                   7,012,508
Union Bank of Switzerland AG (Commercial
Banks)                                          32,798                   4,543,872
                                                         -------------------------
                                                                        19,111,463
                                                         -------------------------
TAIWAN - 1.4%
------------
Taiwan Semiconductor (Parts &
Components)*                                 1,617,523                   4,915,264
                                                         -------------------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                 SHARES              VALUE (1)

----------------------------------------------------------------------------------

Taiwan (continued)

UNITED KINGDOM - 10.1%
---------------------
Close Brothers Group plc (Investment
Companies)                                     226,000   $               3,791,722
Pearson plc (Miscellaneous Printing &
Publishing)                                    406,109                  10,907,509
Railtrack Group plc (Other
Transportation)                                493,251                   7,637,852
Rentokil Initial plc (Service
Organizations)                               1,542,200                   3,561,918
Rio Tinto plc (Diversified Metal
Producers)                                      80,000                   1,195,199
Vodafone Group plc - Sponsored ADR
(Telephone Systems)                            101,500                   4,320,094
WPP Group plc (Advertising Agencies)           284,500                   3,822,698
                                                         -------------------------
                                                                        35,236,992
                                                         -------------------------
Total Common Stocks (Cost $274,927,367)                                335,482,489
                                                         -------------------------

                                                         FACE
                                           CURRENCY     AMOUNT
FIXED INCOME - 0.5%                        --------   -----------
NETHERLANDS - 0.5%
----------------
Gentronics NV Convertible, 0.25% due
4/21/04 (Cost $1,782,508)                    EUR        2,000,000        1,881,360
                                                                    --------------

TOTAL LONG TERM INVESTMENTS (COST
$276,709,875)                                                          337,363,849
                                                                    --------------

CASH EQUIVALENTS - 4.3%
Investors Bank & Trust Company
Repurchase Agreement, 5.690% due
11/01/2000 in the amount of $14,897,213,
issued 10/31/2000 (collateralized by
$15,396,461 par of U.S. Government and
Agency Obligations, with interest rates
ranging from 6.996% to 7.910% and
maturity dates ranging from 01/01/21 to
08/01/25 with a total market value of
$15,639,667)
(Cost $14,894,859)                         $14,894,859                  14,894,859
                                                       ---------------------------

TOTAL INVESTMENTS - 100.9% (COST
$291,604,734)                                                          352,258,708
                                                       ---------------------------

CASH EQUIVALENTS - 4.3%
LIABILITIES, NET OF OTHER ASSETS -
(0.9)%
---------------------------------
Receivable for securities sold             $10,302,935
Receivable for fund shares sold            1,200,000
Dividend receivable                          164,009
Tax reclaim receivable                       516,314
Other assets                                  74,652
Payable for securities purchased           (15,098,846)
Payable for fund shares redeemed             (58,236)
Payable to Investment Advisor               (257,538)
Other liabilities                            (55,620)
                                           ---------
                                           (3,212,330)
                                           ---------

NET ASSETS - 100%
---------------
Applicable to 22,926,774 outstanding
$.001 par value shares
(authorized 500,000,000 shares)            $349,046,378
                                           =========
Net Asset Value, Offering and Redemption Price Per
Share
                                           $   15.22
                                           =========

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                                     VALUE (1)

COMPONENTS OF NET ASSETS AS OF OCTOBER 31, 2000 WERE
AS FOLLOWS:
-----------------------------------------------------
Paid-in capital                                         $               262,832,277
Accumulated distributions in excess of net investment
income                                                                   (1,068,127)
Accumulated undistributed net realized gain on
  investments and foreign currency related
  transactions                                                           26,611,629
Net unrealized appreciation on investments and on
  assets and liabilities denominated in foreign
  currencies (Note 4)                                                    60,670,599
                                                        ---------------------------
                                                        $               349,046,378
                                                        ===========================

Summary of Abbreviations

ADR  American Depositary Receipt
EUR  Euro
GDR  Global Depositary Receipt
(1)  See Note 2 to Financial Statements
*    Non-income producing security

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
GLOBAL EQUITY PORTFOLIO AND THE MSCI ALL COUNTRY WORLD INDEX (GROSS DIVIDENDS REINVESTED)
AND THE LIPPER GLOBAL EQUITY FUND INDEX

               GLOBAL       MSCI ALL COUNTRY    LIPPER GLOBAL
          Equity Portfolio       World Index  Equity Fund Index
12/1/96            $10,000           $10,000            $10,000
12/31/96            $9,990            $9,853            $10,016
1/31/97            $10,144           $10,020            $10,240
2/28/97            $10,059           $10,159            $10,302
3/31/97            $10,030            $9,960            $10,178
4/30/97            $10,161           $10,281            $10,311
5/31/97            $10,685           $10,887            $10,938
6/30/97            $11,134           $11,449            $11,407
7/31/97            $11,641           $11,965            $11,977
8/31/97            $10,918           $11,139            $11,313
9/30/97            $11,385           $11,712            $12,018
10/31/97           $10,645           $10,993            $11,262
11/30/97           $10,793           $11,157            $11,285
12/31/97           $10,923           $11,298            $11,419
1/31/98            $10,891           $11,546            $11,547
2/28/98            $11,617           $12,344            $12,326
3/31/98            $12,106           $12,865            $12,946
4/30/98            $12,054           $12,978            $13,135
5/31/98            $11,958           $12,723            $13,013
6/30/98            $11,726           $12,946            $13,058
7/31/98            $11,290           $12,951            $13,064
8/31/98             $9,542           $11,134            $11,161
9/30/98             $9,651           $11,357            $11,167
10/31/98           $10,384           $12,394            $11,907
11/30/98           $10,846           $13,145            $12,562
12/31/98           $11,142           $13,751            $13,084
1/31/99            $11,045           $14,031            $13,358
2/28/99            $10,746           $13,688            $12,972
3/31/99            $11,251           $14,310            $13,418
4/30/99            $12,138           $14,937            $14,027
5/31/99            $11,688           $14,420            $13,614
6/30/99            $12,388           $15,156            $14,300
7/31/99            $12,504           $15,081            $14,339
8/31/99            $12,574           $15,083            $14,324
9/30/99            $12,240           $14,911            $14,200
10/31/99           $12,857           $15,668            $14,752
11/30/99           $13,706           $16,154            $15,743
12/31/99           $15,279           $17,508            $17,493
1/31/00            $15,195           $16,596            $16,809
2/29/00            $15,540           $16,654            $17,847
3/31/00            $16,126           $17,740            $18,292
4/30/00            $15,766           $16,933            $17,379
5/31/00            $15,372           $16,502            $16,863
6/30/00            $16,176           $17,059            $17,531
7/31/00            $15,838           $16,559            $17,175
8/31/00            $16,578           $17,069            $17,872
9/30/00            $15,449           $16,125            $16,921
10/31/00           $15,378           $15,803            $16,508

Past performance is not indicative of future performance

--------------------------------------------------------------------------------------------------------------------
                                                          RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2000
                                               ---------------------------------------------------------------------
                                                            CUMULATIVE
                                                           TOTAL RETURN                      AVERAGE ANNUAL TOTAL
                                               ------------------------------------                 RETURN
                                                                      SINCE               --------------------------
                                               TWELVE MONTHS        INCEPTION*            SINCE INCEPTION*
--------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO                            19.66%                53.78%                     11.60%
MSCI All Country World Index
  (gross dividends reinvested)                      0.85%                58.03%                     12.38%
Lipper Global Fund Index                           11.90%                65.08%                     13.64%

                    *   The Global Equity Portfolio commenced operations on
                        December 1, 1996.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

In our annual letter to investors last year, we characterized the fiscal year ended October 1999 as a year of 'global healing'. Central banks had eased policy rapidly in response to the troubles of Long Term Capital Management and the systemic risk posed by its prospective failure. The 'parabolic rise and fall of Global TMT' seems the most apt characterization of fiscal year 2000, just ended. An unintended consequence of the prior year's monetary easing was an increase in speculative activity, which spilled into 2000. This included, most conspicuously, further inflation in the market valuation of companies in the technology, media and telecommunications ('TMT') sectors globally. Prices of TMT-related shares rose rapidly to extraordinary levels in the first half of this fiscal year. Then, as central bankers' anxieties turned from deflation to inflation and liquidity was withdrawn, they retreated equally rapidly in the second half.

Performance in the Portfolio has been very good over the course of the past twelve months. The Portfolio outperformed its benchmark, the MSCI All Country World Index, by over 1900 basis points, with good stock selection being the key determinant.

A year ago, the Portfolio was overweight technology stocks relative to its benchmark. Stock selection in the sector proved to be excellent, with Oracle, Sun Microsystems and SmartForce contributing greatly to the Portfolio's returns. During the course of the year we reduced our holdings in technology, such that at year end the Portfolio's exposure in the technology sector was 14.5%, some 550 basis points below the benchmark. The reduction in our technology exposure came about company by company, as our analysis led us to conclude that stock market valuations reached by several of our holdings were unsustainable.

In similar fashion, we began the year overweight media, publishing and related stocks within the consumer discretionary sector. The means and channels of delivery for informational content, such as news, entertainment, sports and data, have exploded -- from cable to the Internet to satellite to DVD to broadband wireless. But the creation of content has not kept pace, and therein lies, we believe, an enduring demand-supply imbalance. The Portfolio was well served by its investments in Pearson, CBS (now Viacom), WPP and Sony, among others. As with technology, we reduced the Portfolio's overweight position in the media sector for market valuation reasons over the course of the fiscal year.

In contrast to these declining commitments, the Portfolio began the year underweight the telecommunications services sector and remains so today. We have been uncomfortable for some time with the prevailing business strategy among diversified telecommunications companies. Their plans require huge capital expenditures to build high-speed optical networks. To nearly all customers, competing telecom services are undifferentiated and commodity-like and, with deregulation, the cost of switching from one provider to another is effectively zero. Whatever pricing power might survive this rising competition among established providers is now being destroyed by the entry of new competitors, many of whom are heavily indebted, starved for cash flow, and thus not particular about price. Our investments in telecommunications have been focused on US Baby Bells, such as BellSouth, and on wireless operators in growing markets such as China Mobile and Vodafone.

Looking forward, we are growing increasingly concerned about the possibility of a 'hard landing' for the global economy. Higher energy costs, the contraction of credit availablity from financial institutions, and a reverse wealth effect due to the sharp decline in the NASDAQ may combine to slow the economy. Corporations' and households' stocks of capital goods are abundant after an eight-year investment spree. In the near term, their demand for autos, machinery and IT equipment will be largely discretionary, and thus highly sensitive to consumers' level of confidence. In light of the risks, the Portfolio currently emphasizes companies with strong defensive characteristics in terms of financial strength and leadership positions in their particular industries. Companies that epitomize these qualities that we have added to the Portfolio in the last year include Bristol-Myers Squibb, insurance company Berkshire Hathaway, Deutsche Bank, and Brazilian commuter aircraft-maker Embraer. Sectors that are overweight relative to the benchmark include energy, healthcare, industrials and utilities, while technology and telecommunications are, as discussed, the sectors most prominently underweight.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000                           SHARES            VALUE (1)

------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 98.4%
---------------------------

COMMON STOCKS - 97.7%
---------------------

AUSTRALIA - 1.6%
--------------
Rio Tinto Ltd. (Diversified Metal
Producers)                                  30,000   $                 411,928
                                                     -------------------------

BRAZIL - 0.9%
-----------
Embraer Aircraft Corp - ADR (Aerospace &
Defense)*                                    7,800                     225,712
                                                     -------------------------

CANADA - 0.9%
------------
Nortel Networks Corp.
(Telecommunications)                         5,000                     227,500
                                                     -------------------------

DENMARK - 1.6%
--------------
ISS A/S (Service Organizations)*             6,500                     399,932
                                                     -------------------------

FINLAND - 1.4%
------------
Nokia Corp.- ADR (Communications)            8,000                     342,000
                                                     -------------------------

FRANCE - 5.2%
------------
AXA (Insurance Companies)                    2,000                     264,670
Compagnie Generale d' Industrie et de
Participations (General Diversified)         9,570                     401,041
Societe BIC SA (General Diversified)         5,000                     173,265
Suez Lyonnaise des Eaux SA (Water
Companies)                                   3,000                     457,573
                                                     -------------------------
                                                                     1,296,549
                                                     -------------------------
GERMANY - 1.0%
--------------
Deutsche Bank AG (Commercial Banks)          3,000                     246,855
                                                     -------------------------

HONG KONG - 4.5%
---------------
China Mobile HK Ltd. ADR (Telephone
Systems)*                                    6,700                     205,187
Hutchison Whampoa Ltd. (General
Diversified)                                55,000                     682,299
Li & Fung Ltd. (Wholesalers)               128,000                     237,979
                                                     -------------------------
                                                                     1,125,465
                                                     -------------------------
IRELAND - 3.9%
------------
Elan Corp. plc - ADR (Ethical Drug
Manufacturers)*                              7,000                     363,562
SmartForce plc - ADR (Electronic Data
Processing Equipment)*                      12,000                     603,937
                                                     -------------------------
                                                                       967,499
                                                     -------------------------
ITALY - 1.1%
----------
Luxottica Group SPA - ADR (Miscellaneous
Retailers)                                  20,000                     288,750
                                                     -------------------------

JAPAN - 6.3%
-----------
Atlantis Japan Growth Fund (Mutual
Funds)*                                     35,000                     376,250
Mitsubishi Corp. (Wholesalers)              70,000                     577,346

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)               SHARES            VALUE (1)

------------------------------------------------------------------------------

JAPAN (CONTINUED)
Mizuho Holdings, Inc. (Financial
Services)*                                      29   $                 222,975
Sony Corp. - ADR (Radio, TV, &
Phonograph Manufacturers)                    5,000                     415,000
                                                     -------------------------
                                                                     1,591,571
                                                     -------------------------
MEXICO - 2.3%
------------
Grupo Televisa SA - GDR (Radio & TV
Broadcasters)*                               5,000                     270,625
Wal-Mart de Mexico SA de CV - ADR
(Discount Stores)*                          12,800                     308,291
                                                     -------------------------
                                                                       578,916
                                                     -------------------------
NETHERLANDS - 3.3%
----------------
Royal Dutch Petroleum Co. - NY Shares
(Holding Companies)                         10,000                     593,750
Wolters Kluwer NV (Miscellaneous
Printing & Publishing)                      10,000                     224,969
                                                     -------------------------
                                                                       818,719
                                                     -------------------------
SINGAPORE - 1.0%
--------------
DBS Group Holdings Ltd. (Commercial
Banks)                                      21,000                     247,622
                                                     -------------------------

SWEDEN - 3.7%
------------
Investor AB - Class B (Miscellaneous
Companies)*                                 45,000                     594,208
Telefonaktiebolaget LM Ericsson - ADR
(Miscellaneous Electronics)                 24,400                     338,550
                                                     -------------------------
                                                                       932,758
                                                     -------------------------
SWITZERLAND - 3.1%
----------------
ABB Ltd. (Power Transmission Equipment)      3,984                     354,111
Nestle SA - ADR (Diversified Food)           4,000                     414,328
                                                     -------------------------
                                                                       768,439
                                                     -------------------------
TAIWAN - 0.8%
------------
Taiwan Semiconductor (Parts &
Components)*                                68,750                     208,915
                                                     -------------------------

UNITED KINGDOM - 5.0%
--------------------
Pearson plc (Miscellaneous Printing &
Publishing)                                 13,418                     360,388
Vodafone Group plc - Sponsored ADR
(Telephone Systems)                          8,900                     378,806
WPP Group plc (Advertising Agencies)        38,100                     511,933
                                                     -------------------------
                                                                     1,251,127
                                                     -------------------------
UNITED STATES - 50.1%
------------------
Agilent Technologies, Inc. (Medical
Supplies)*                                   1,525                      70,627
Air Products & Chemicals, Inc.
(Industrial Chemicals & Gases
Manufacturers)                              13,000                     485,062
Allied Capital Corp. (Commercial Finance
Companies)                                  27,301                     563,083
American International Group (Insurance
Companies)                                   7,500                     735,000
Baxter International, Inc. (Ethical Drug
Manufacturers)                               9,300                     764,344
Bellsouth Corp. (Telephone Systems)         13,700                     661,881
Berkshire Hathaway, Inc., Class A
(Insurance Companies)*                           5                     318,500
Bristol-Myers Squibb Co. (Ethical Drug
Manufacturers)                               7,000                     426,562
Colgate-Palmolive Co. (Cosmetics &
Toiletries)                                  9,000                     528,840
Eastman Kodak Company (Entertainment &
Leisure)                                     4,600                     206,425
Enron Corp. (Crude Oil & Natural Gas
Producers)                                  10,000                     820,625
Exxon Mobil Corp. (Integrated
International Oil Producers)                 5,400                     481,612

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)               SHARES            VALUE (1)

------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
United States (continued)
Federal National Mortgage Association
(Other Financial Services)                   5,000   $                 385,000
Hewlett-Packard Company (Electronic Data
Processing Equipment)                        8,800                     408,650
Honeywell International, Inc.
(Government & Defense Electronic
Equipment)                                   5,000                     269,063
Intel Corp. (Electronic Data Processing
Equipment)                                   8,800                     396,000
International Business Machines Corp.
(Electronic Data Processing Equipment)       5,000                     492,500
Oracle Corp. (Computer Software &
Processing)*                                14,000                     462,000
Pfizer, Inc. (Ethical Drug
Manufacturers)                              19,000                     820,563
Schlumberger Ltd. (Exploration, Drilling
Service & Equipment)                         9,000                     685,125
Tyco International Ltd. (Diversified
Electrical Manufacturers)                   15,000                     850,313
Viacom Inc. Class B (Media)*                 9,765                     555,384
Wells Fargo & Co. (Commercial Banks)        10,000                     463,125
Wisconsin Central Transportation Corp.
(Railroad Holding Companies)*               15,000                     192,188
Wrigley (WM.) Jr. Co. (Confectionary
Goods)                                       6,800                     538,475
                                                     -------------------------
                                                                    12,580,947
                                                     -------------------------

Total Common Stocks (Cost $19,549,724)                              24,511,204
                                                     -------------------------

                                                        FACE
                                          CURRENCY     AMOUNT
FIXED INCOME - 0.7%                       --------   -----------

NETHERLANDS - 0.7%
----------------
Gentronics NV Convertible, 0.25% due
4/21/04 (Cost $227,547)                     EUR      $   200,000       188,136
                                                                   -----------

TOTAL LONG TERM INVESTMENTS (COST
$19,777,271)                                                        24,699,340
                                                                   -----------



CASH EQUIVALENTS - 1.5%
----------------------------------------
Investors Bank & Trust Company
Repurchase Agreement, 5.690% due
11/01/00 in the amount of $364,729;
issued 10/31/00 (collateralized by
$371,607 par of FNMA, 8.477% due
06/01/24 with a market value of
$382,930) (Cost $364,672)                  364,672                     364,672
                                                     -------------------------

TOTAL INVESTMENTS - 99.9% (COST
$20,141,943)                                         $              25,064,012
                                                     -------------------------


OTHER ASSETS, NET OF LIABILITIES - 0.1%
--------------------------------
Receivable for securities sold             $211,493
Dividends receivable                        14,984
Tax reclaim receivable                      25,961
Other assets                                16,724
Payable for securities purchased           (202,999)
Payable to Investment Advisor               (3,110)
Other liabilities                          (37,712)
                                           -------
                                           $25,341
                                           -------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                                 VALUE (1)

------------------------------------------------------------------------------

NET ASSETS - 100%
---------------
Applicable to 1,150,503 outstanding $.001 par
value shares
(authorized 500,000,000 shares)                      $              25,089,353
                                                     =========================

Net Asset Value, Offering and Redemption Price Per
Share                                                $                   21.81
                                                     =========================

COMPONENTS OF NET ASSETS AS OF OCTOBER 31, 2000
WERE AS FOLLOWS:
--------------------------------------------------
Paid-in capital                                      $              17,729,005
Accumulated undistributed net realized gain on
investments and foreign currency related
transactions                                                         2,442,254
Net unrealized appreciation on investments and on
  assets and liabilities denominated in foreign
  currencies (Note 4)                                                4,918,094
                                                     -------------------------
                                                     $              25,089,353
                                                     =========================

Summary of Abbreviations

ADR  American Depositary Receipt
EUR  Euro
FNMA Federal National Mortgage Association
GDR  Global Depositary Receipt
(1)  See Note 2 to Financial Statements
*    Non-income producing security

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
MULTI-ASSET GLOBAL PORTFOLIO AND THE CONSTRUCTED GLOBAL BALANCED INDEX*
AND THE LIPPER GLOBAL FLEXIBLE FUND INDEX

            MULTI-ASSET     CONSTRUCTED GLOBAL  LIPPER GLOBAL FLEXIBLE
          Global Portfolio     Balanced Index*              Fund Index
11/1/96            $10,000             $10,000                 $10,000
11/30/96           $10,390             $10,370                 $10,426
12/31/96           $10,379             $10,245                 $10,441
1/31/97            $10,529             $10,238                 $10,639
2/28/97            $10,519             $10,294                 $10,700
3/31/97            $10,469             $10,142                 $10,525
4/30/97            $10,590             $10,303                 $10,625
5/31/97            $11,021             $10,779                 $11,072
6/30/97            $11,362             $11,164                 $11,382
7/31/97            $11,773             $11,431                 $11,850
8/31/97            $11,251             $10,955                 $11,512
9/30/97            $11,693             $11,386                 $12,004
10/31/97           $11,292             $11,061                 $11,575
11/30/97           $11,432             $11,093                 $11,611
12/31/97           $11,613             $11,164                 $11,711
1/31/98            $11,529             $11,354                 $11,739
2/28/98            $12,125             $11,862                 $12,269
3/31/98            $12,501             $12,115                 $12,681
4/30/98            $12,511             $12,257                 $12,793
5/31/98            $12,469             $12,124                 $12,677
6/30/98            $12,354             $12,259                 $12,668
7/31/98            $12,093             $12,268                 $12,544
8/31/98            $11,133             $11,369                 $11,156
9/30/98            $11,425             $11,747                 $11,334
10/31/98           $11,916             $12,530                 $11,926
11/30/98           $12,208             $12,915                 $12,460
12/31/98           $12,383             $13,376                 $12,759
1/31/99            $12,101             $13,490                 $12,911
2/28/99            $11,895             $13,118                 $12,596
3/31/99            $12,264             $13,490                 $13,006
4/30/99            $13,088             $13,842                 $13,705
5/31/99            $12,763             $13,459                 $13,487
6/30/99            $13,229             $13,779                 $13,986
7/31/99            $13,371             $13,874                 $13,977
8/31/99            $13,349             $13,900                 $13,928
9/30/99            $13,110             $13,892                 $13,851
10/31/99           $13,327             $14,312                 $14,132
11/30/99           $13,826             $14,518                 $14,628
12/31/99           $14,603             $15,234                 $15,611
1/31/00            $14,417             $14,628                 $15,293
2/29/00            $14,325             $14,618                 $16,143
3/31/00            $14,928             $15,370                 $16,064
4/30/00            $14,638             $14,749                 $15,526
5/31/00            $14,441             $14,569                 $15,282
6/30/00            $14,951             $15,005                 $15,829
7/31/00            $14,765             $14,639                 $15,634
8/31/00            $15,183             $14,866                 $16,168
9/30/00            $14,557             $14,360                 $15,691
10/31/00           $14,533             $14,115                 $15,386

Past performance is not indicative of future performance

--------------------------------------------------------------------------------------------------------------------
                                                          RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2000
                                              ----------------------------------------------------------------------
                                                           CUMULATIVE
                                                          TOTAL RETURN                       AVERAGE ANNUAL TOTAL
                                              -------------------------------------                 RETURN
                                                                     SINCE                --------------------------
                                              TWELVE MONTHS        INCEPTION**            SINCE INCEPTION**
--------------------------------------------------------------------------------------------------------------------
MULTI-ASSET GLOBAL EQUITY PORTFOLIO                9.05%                45.33%                       9.79%
Constructed Global Balanced Index*                (1.38%)               41.15%                       8.99%
Lipper Global Flexible Fund Index                  8.87%                53.86%                      11.37%

                    * Constructed Global Balanced Index is comprised of the weighted sum of 60% Financial Times World Equity Index and
                        40% Salomon World Government Bond Index.
                   **   The Multi-Asset Global Portfolio commenced operations on
                        November 1, 1996.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

In our annual letter to investors last year, we characterized the fiscal year ended October 1999 as a year of 'global healing'. Central banks had eased policy rapidly in response to the troubles of Long Term Capital Management and the systemic risk posed by its prospective failure. The 'parabolic rise and fall of Global TMT' seems the most apt characterization of fiscal year 2000, just ended. An unintended consequence of the prior year's monetary easing was an increase in speculative activity, which spilled into 2000. This included, most conspicuously, further inflation in the market valuation of companies in the technology, media and telecommunications ('TMT') sectors globally. Prices of TMT-related shares rose rapidly to extraordinary levels in the first half of this fiscal year. Then, as central bankers' anxieties turned from deflation to inflation and liquidity was withdrawn, they retreated equally rapidly in the second half.

Performance in the Portfolio has been very good over the course of the past twelve months. The Portfolio outperformed its constructed benchmark, 60% MSCI All Country World Index/40% Salomon World Government Bond Index, by over one thousand basis points, with good stock selection being the key determinant. The Portfolio's allocation to equities remained high throughout the year, peaking at 69% of assets in January, and ending the fiscal year where it began, at around 66% of the total.

A year ago, equities in the Portfolio contained a large exposure to financial holding companies, pushing its exposure to the financial sector (banks, insurance, and holding companies) substantially higher than its benchmark. This industry had generally strong performance in the fiscal year, and our stock selection made it even better, with strong returns coming from Jardine Strategic Holdings, Hutchison Whampoa, Investor AB, and Royce MicroCap Trust. We cut holdings in this sector substantially over the course of the year, in part because of the valuation bubble that had crept into certain of these companies' 'TMT' holdings.

In similar fashion, we began the year overweight media, publishing and related stocks within the consumer discretionary sector. The means and channels of delivery for informational content, such as news, entertainment, sports and data, have exploded -- from cable to the Internet to satellite to DVD to broadband wireless. But the creation of content has not kept pace, and therein lies, we believe, an enduring demand-supply imbalance. The Portfolio was well served by its investments in Pearson, CBS (now Viacom), WPP, and Sony, among others. Again, we reduced the Portfolio's overweight position in the media sector for market valuation reasons over the course of the fiscal year.

In contrast to these declining commitments, the Portfolio began the year underweight the telecommunications services sector and remains so today. We have been uncomfortable for some time with the prevailing business strategy among diversified telecommunications companies. Their plans require huge capital expenditures to build high-speed optical networks. To nearly all customers, competing telecom services are undifferentiated and commodity-like and, with deregulation, the cost of switching from one provider to another is effectively zero. Whatever pricing power might survive this rising competition among established providers is now being destroyed by the entry of new competitors, many of whom are heavily indebted, starved for cash flow, and thus not particular about price. Our investments in telecommunications have been focused on US Baby Bells, such as BellSouth, and on wireless operators in growing markets such as China Mobile and Vodafone.

For bonds, the fiscal year brought a number of potential hazards. First, of course, was the effect on the US yield curve of the series of short-term interest moves by the Federal Reserve. Three-month rates began the year at 5.25%, and ended the year at 6.25%, while 30-year rates actually declined, making the yield curve invert. Secondly, the reappraisal of the prospects of TMT companies brought with it a dramatic widening of credit risk premiums in the corporate bond market, especially in high-yield securities. Thirdly, the strength of the US dollar against all currencies skewed global bond returns, such that US Government bonds returned nearly 10% while foreign government bonds, measured in dollars, FELL on average by 5%. In that context, the Portfolio's bond performance managed to thread the needle, returning nearly 6%. As the credit risk premia widened over the year, we began incrementally to take new positions in selected issues of high-yield corporate and emerging market debt, funded by partial liquidations of the portfolio's substantial holdings of US Treasuries.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000                             SHARES             VALUE (1)

---------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 97.9%
---------------------------

COMMON STOCKS - 65.3%
---------------------

BRAZIL - 0.4%
-----------
Embraer Aircraft Corp - ADR (Aerospace &
Defense)*                                       1,100   $                  31,831
                                                        -------------------------

CANADA - 0.5%
------------
Nortel Networks Corp.
(Telecommunications)                              800                      36,400
                                                        -------------------------

FINLAND - 0.9%
------------
Nokia Corp. - ADR (Communications)              1,500                      64,125
                                                        -------------------------

FRANCE - 3.1%
------------
AXA (Insurance Companies)                         350                      46,317
Compagnie Generale d' Industrie et de
Participations (General Diversified)            1,540                      64,535
Societe BIC SA (General Diversified)            1,050                      36,386
Suez Lyonnaise des Eaux SA (Water
Companies)                                        503                      76,720
                                                        -------------------------
                                                                          223,958
                                                        -------------------------
GERMANY - 0.6%
--------------
Deutsche Bank AG (Commercial Banks)               500                      41,143
                                                        -------------------------

HONG KONG - 2.5%
---------------
China Mobile HK Ltd. ADR (Telephone
Systems)*                                       1,400                      42,875
Hutchison Whampoa Ltd. (General
Diversified)                                    7,700                      95,522
Li & Fung Ltd. (Wholesalers)                   24,000                      44,621
                                                        -------------------------
                                                                          183,018
                                                        -------------------------
IRELAND - 1.2%
------------
SmartForce plc - ADR (Electronic Data
Processing Equipment)*                          1,700                      85,558
                                                        -------------------------

JAPAN - 5.0%
-----------
Asatsu-DK, Inc. (Advertising Agencies)          1,000                      26,668
Atlantis Japan Growth Fund (Mutual
Funds)*                                        10,000                     107,500
Mitsubishi Corp. (Wholesalers)                 15,000                     123,717
Mizuho Holdings, Inc. (Financial
Services)*                                          7                      53,821
Sony Corp. - ADR (Radio, TV, &
Phonograph Manufacturers)                         600                      49,800
                                                        -------------------------
                                                                          361,506
                                                        -------------------------
MEXICO - 1.8%
------------
Grupo Televisa SA - GDR (Radio & TV
Broadcasters)*                                    800                      43,300
Wal-Mart de Mexico SA de CV - ADR
(Discount Stores)*                              3,600                      86,707
                                                        -------------------------
                                                                          130,007
                                                        -------------------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                 SHARES             VALUE (1)

---------------------------------------------------------------------------------

NETHERLANDS - 2.7%
----------------
Getronics NV (Systems & Subsystems)             1,200   $                  13,488
Royal Dutch Petroleum Co. - NY Shares
(Holding Companies)                             2,500                     148,437
Wolters Kluwer NV (Miscellaneous
Printing & Publishing)                          1,400                      31,496
                                                        -------------------------
                                                                          193,421
                                                        -------------------------
SINGAPORE - 1.3%
--------------
DBS Local Certificates (Commercial
Banks)                                          8,000                      94,332
                                                        -------------------------

SWEDEN - 2.7%
------------
Investor AB - Class B (Miscellaneous
Companies)*                                    10,500                     138,649
Telefonaktiebolaget LM Ericsson - ADR
(Miscellaneous Electronics)                     4,000                      55,500
                                                        -------------------------
                                                                          194,149
                                                        -------------------------
SWITZERLAND - 2.3%
----------------
ABB Ltd. (Power Transmission Equipment)           696                      61,863
Nestle SA - ADR (Diversified Food)              1,000                     103,582
                                                        -------------------------
                                                                          165,445
                                                        -------------------------
TAIWAN - 1.2%
------------
Taiwan Semiconductor (Parts &
Components)*                                   27,499                      83,563
                                                        -------------------------

UNITED KINGDOM - 5.7%
--------------------
Pearson plc (Miscellaneous Printing &
Publishing)                                     2,545                      68,355
Rentokil Initial plc (Service
Organizations)                                 30,000                      69,289
Rio Tinto plc (Diversified Metal
Producers)                                      6,000                      89,640
Vodafone Group plc - Sponsored ADR
(Telephone Systems)                             1,300                      55,331
WPP Group plc (Advertising Agencies)            9,500                     127,647
                                                        -------------------------
                                                                          410,262
                                                        -------------------------
UNITED STATES - 33.4%
------------------
Agilent Technologies, Inc. (Medical
Supplies)*                                        133                       6,160
Air Products & Chemicals, Inc.
(Industrial Chemicals & Gases
Manufacturers)                                  1,600                      59,700
Allied Capital Corp. (Commercial Finance
Companies)                                      6,500                     134,063
American International Group (Insurance
Companies)                                      1,875                     183,750
Baxter International, Inc. (Ethical Drug
Manufacturers)                                  1,000                      82,187
Bellsouth Corp. (Telephone Systems)             2,100                     101,456
Bristol-Myers Squibb Co. (Ethical Drug
Manufacturers)                                  1,400                      85,312
Colgate-Palmolive Co. (Cosmetics &
Toiletries)                                     1,500                      88,140
Eastman Kodak Company (Entertainment &
Leisure)                                        1,000                      44,875
Enron Corp. (Crude Oil & Natural Gas
Producers)                                      2,000                     164,125
Exxon Mobil Corp. (Integrated
International Oil Producers)                    1,800                     160,537
Federal National Mortgage Association
(Other Financial Services)                        900                      69,300
Hewlett-Packard Company (Electronic Data
Processing Equipment)                             900                      41,794
Honeywell International, Inc.
(Government & Defense Electronic
Equipment)                                      1,800                      96,862
Intel Corp. (Electronic Data Processing
Equipment)                                      1,200                      54,000
International Business Machines Corp.
(Electronic Data Processing Equipment)          1,000                      98,500

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                 SHARES             VALUE (1)

---------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
United States (continued)
Oracle Corp. (Computer Software &
Processing)*                                    1,200   $                  39,600
Pfizer, Inc. (Ethical Drug
Manufacturers)                                  3,400                     146,837
Quintiles Transnational Corp. (Medical
Services)*                                      1,800                      25,087
Royce Micro-Cap Trust, Inc. (Mutual
Funds)                                         11,612                     120,475
Schlumberger Ltd. (Exploration, Drilling
Service & Equipment)                            1,200                      91,350
Tyco International Ltd. (Diversified
Electrical Manufacturers)                       2,500                     141,719
Viacom Inc. Class B (Media)*                    2,170                     123,419
Wells Fargo & Co. (Commercial Banks)            2,500                     115,781
Wisconsin Central Transportation Corp.
(Railroad Holding Companies)*                   1,900                      24,344
Worldcom, Inc. (Telecommunications)*            1,600                      38,000
Wrigley (WM.) Jr. Co. (Confectionary
Goods)                                          1,000                      79,188
                                                        -------------------------
                                                                        2,416,561
                                                        -------------------------
Total Common Stocks (Cost $3,825,612)                                   4,715,279
                                                        -------------------------

WARRANTS - 0.0%
--------------
JAPAN - 0.0%
-----------
Atlantis Japan Growth Fund - Warrants -
expiring 04/30/01 (Mutual Funds)* (Cost
$797)                                             400                         339
                                                        -------------------------

                                                         FACE
                                           CURRENCY   AMOUNT (A)
FIXED INCOME - 32.6%                       --------   ----------
BRAZIL - 1.9%
-----------
Brazil C Bond Cap, 8.00% due 4/15/14                  $ 184,712           137,935
                                                                   --------------

EUROPE - 0.8%
------------
Eurotunnel 4.450% Equity Notes due
12/31/03                                     GBP         37,500            28,400
Eurotunnel 4.450% Equity Notes due
12/31/03                                     EUR         37,500            28,312
                                                                   --------------
                                                                           56,712
                                                                   --------------
MULTINATIONAL - 1.1%
-----------------
International Bank for Reconstruction &
Development, 4.25% due 9/08/05               EUR        100,000            80,912
                                                                   --------------

NEW ZEALAND - 1.1%
-----------------
New Zealand Government - Series 709,
7.00% due 7/15/09                            NZD        200,000            81,121
                                                                   --------------

UNITED KINGDOM - 1.5%
--------------------
Orange plc, 7.625% due 8/01/08               EUR        125,000           110,088
                                                                   --------------

UNITED STATES - 26.2%
------------------
AES Corporation, 8.50% due 11/01/07                     300,000           284,250
Comcast Corp., 10.625% due 7/15/12                      100,000           121,100

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO
STATEMENT OF NET ASSETS

                                                         FACE
OCTOBER 31, 2000 (CONTINUED)                          AMOUNT (A)     VALUE (1)

  --
---------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
GNMA, 7.000% due 6/15/09                                 54,130            54,147
GNMA, 7.000% due 4/15/28                              $ 114,737    $      113,160
GNMA, 7.500% due 6/15/27                                 90,605            90,944
GNMA, 8.000% due 8/15/07                                  6,615             6,723
GNMA, 8.500% due 5/15/18                                  7,501             7,697
GNMA, 9.500% due 9/20/20                                  2,380             2,442
Penney J.C. & Co, 7.40% due 4/01/37                     150,000           106,005
Rockefeller Center Property CVT, zero
coupon due 12/31/00                                     250,000           215,000
U.S. Treasury Bond, 6.125% due 11/15/27                 200,000           204,463
U.S. Treasury Inflation Index Note,
3.613% due 1/15/07                                      150,000           159,261
U.S. Treasury Inflation Index Note,
3.801% due 4/15/28                                      225,000           230,857
U.S. Treasury Note, 5.625% due 5/15/08                  300,000           295,741
                                                                   --------------
                                                                        1,891,790
                                                                   --------------
Total Fixed Income (Cost $2,554,438)                                    2,358,558
                                                                   --------------

TOTAL LONG TERM INVESTMENTS (COST
$6,380,847)                                                             7,074,176
                                                                   --------------

CASH EQUIVALENTS - 1.6%
Investors Bank & Trust Company
Repurchase Agreement, 5.690% due
11/01/00 in the amount of $118,685;
issued 10/31/00 (collateralized by
$133,000 par of FNMA, 5.180% due
06/25/23 with a market value of
$125,227) (Cost $118,666)                  118,666                     118,666
                                                     -------------------------

TOTAL INVESTMENTS - 99.5% (COST
$6,499,513)                                          $               7,192,842
                                                     -------------------------

OTHER ASSETS, NET OF LIABILITIES - 0.5%
--------------------------------
Receivable from Investor Advisor                     $                  11,329
Dividends receivable                                                     3,113
Tax reclaim receivable                                                   3,307
Other assets                                                            42,330
Payable for fund shares redeemed                                          (685)
Other liabilities                                                      (26,270)
                                                     -------------------------
                                                                        33,124
                                                     -------------------------

NET ASSETS - 100%
---------------
Applicable to 576,884 outstanding $.001
par value Shares
(authorized 500,000,000 shares)                      $               7,225,966
                                                     -------------------------

Net Asset Value, Offering and Redemption
Price Per Share                                      $                   12.53
                                                     =========================

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
MULTI-ASSET GLOBAL PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                                 VALUE (1)

  --
------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AS OF OCTOBER
31, 2000 WERE AS FOLLOWS:
----------------------------------------
Paid-in capital                                      $               6,092,423
Undistributed accumulated net investment
income                                                                 112,059
Accumulated undistributed net realized
  gain on investments
  and foreign currency related
  transactions                                                         330,046
Net unrealized appreciation on
  investments and on assets and
  liabilities denominated in foreign
  currencies (Note 4)                                                  691,438
                                                     -------------------------
                                                     $               7,225,966
                                                     -------------------------
                                                     -------------------------

Summary of Abbreviations

ADR  American Depositary Receipt
CVT  Convertible Bond
EUR  Euro
FNMA Federal National Mortgage Association
GBP  British Pound
GDR  Global Depositary Receipt
GNMA Government National Mortgage Association
NZD  New Zealand Dollar
(1)  See Note 2 to Financial Statements
(a)  Face amount shown in U.S. dollars unless otherwise indicated.
*    Non-income producing security

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN HARDING, LOEVNER FUNDS, INC. -
EMERGING MARKETS PORTFOLIO AND THE LIPPER EMERGING MARKETS FUNDS INDEX
AND THE MSCI EMERGING MARKETS FREE INDEX

              EMERGING       MSCI EMERGING    LIPPER EMERGING
          Markets Portfolio   Markets Free  Markets Funds Index
11/9/98             $10,000        $10,000              $10,000
11/30/98            $10,280        $10,202              $10,127
12/31/98            $10,160        $10,054              $10,000
1/31/99              $9,740         $9,892               $9,797
2/28/99              $9,500         $9,988               $9,713
3/31/99             $10,490        $11,305              $10,794
4/30/99             $11,870        $12,703              $12,293
5/31/99             $11,780        $12,629              $12,146
6/30/99             $13,350        $14,063              $13,510
7/31/99             $13,180        $13,681              $13,172
8/31/99             $13,400        $13,805              $13,027
9/30/99             $13,310        $13,338              $12,564
10/31/99            $13,680        $13,622              $12,942
11/30/99            $15,090        $14,845              $14,370
12/31/99            $17,954        $16,733              $16,895
1/31/00             $17,634        $16,833              $16,699
2/29/00             $18,644        $17,055              $17,197
3/31/00             $19,098        $17,139              $17,248
4/30/00             $17,439        $15,514              $15,372
5/31/00             $16,923        $14,873              $14,554
6/30/00             $18,541        $15,397              $15,276
7/31/00             $17,552        $14,606              $14,653
8/31/00             $17,789        $14,677              $14,803
9/30/00             $16,532        $13,396              $13,388
10/31/00            $15,346        $12,425              $12,388

Past performance is not indicative of future performance

--------------------------------------------------------------------------------
                                      RETURNS FOR THE PERIODS ENDED OCTOBER 31,
                                                        2000
                                     -------------------------------------------
                                                                       AVERAGE
                                                                        ANNUAL
                                                                        TOTAL
                                               CUMULATIVE               RETURN
                                              TOTAL RETURN            ----------
                                     -------------------------------   SINCE
                                     TWELVE MONTHS  SINCE INCEPTION*  INCEPTION*
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO                 12.18%           53.46%      24.14%
MSCI Emerging Markets Free
  Index(gross dividends reinvested)        (8.79%)          24.25%      11.58%
Lipper Emerging Markets Funds Index        (4.28%)          23.88%      11.42%

  *  The Emerging Markets Portfolio commenced operations on November 9, 1998.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO -- OVERVIEW
OCTOBER 31, 2000
--------------------------------------------------------------------------------

The Portfolio's fiscal year to October proved to be one of great extremes in market sentiment, but one of solid portfolio performance. The year's results substantiate, we believe, our approach of owning leading emerging markets companies that are characterized by the fundamental attributes of growth, financial strength, management quality and competitive advantage. The Portfolio returned 12.2% in the period, versus an 8.8% decline in its benchmark, the MSCI Emerging Markets Free Index. At the end of last year, investor appetite for technology, media and telecommunications ("TMT") stocks was as ravenous in the emerging markets as it was in the developed markets. By the fiscal third quarter of 2000, sentiment toward TMT stocks had very much reversed, dragging down the prices not only of TMT shares, but highly-priced stocks in general. The precipitate event was the hugely expensive auction of wireless licenses by European governments, which highlighted the unrealistic growth expectations built into the share prices of many telecom operators. The worry that expansion plans were now constrained by the cost of operating licenses snowballed down the supply chain, harming the stocks of telecom equipment suppliers and their emerging markets-based component providers. (Of course, these issues for DEVELOPED markets wireless telecoms do not apply to EMERGING markets operators, who are still in the sweet part of the industry development cycle.) Orders in the PC market began to decelerate by the fourth quarter of the fiscal year as well, severely affecting Taiwan and Korea, major production bases for computer chips and PC hardware. It was these issues, together with a worry that the US economy would slow its importation of the wide variety of emerging markets exports, which drove the benchmark down. The Portfolio largely avoided the carnage, by focusing on companies within the TMT sectors with durable business models overseen by competent managements, achievable expectations for growth, and realistically-priced shares.

The TMT-heavy stock markets of Taiwan, Korea, India and Israel were propelled by rising earnings and multiple expansion in the early part of the year. Together, they accounted for roughly 40% of the benchmark at their end-of-February peak. However as technology shares were battered later in the year, Korea, and Taiwan were to be among the worst performing markets in the emerging market world in fiscal 2000. The Portfolio remained underweight in these countries, for fundamental company-specific reasons throughout the year. Moreover, the stocks we own in these countries, selected for their strong competitive positions and attractive growth outlooks (Hite Brewery and SK Telecom in Korea, and PRESIDENT CHAIN STORE in Taiwan for example), outperformed their relevant country indices by wide margins -- 11% in Taiwan and 35% in South Korea. Just as importantly, our stocks in Brazil (especially aircraft manufacturer EMBRAER), and Hong Kong (notably CHINA MOBILE and logistics firm LI & FUNG) were large sources of outperformance.

A look at performance attribution by industrial sector, rather than by country, again shows a year of solid stock selection. The overall weights of sectors in the Portfolio loosely mirror those of the benchmark, but the constituents look nothing like those of the benchmark, as they are selected according to our investment criteria, without reference to the size of a company's market capitalization. Stocks in the consumer discretionary (WAL-MART DE MEXICO), consumer staples (HITE BREWERY), financial (India's HOUSING DEVELOPMENT FINANCE CORP.), and health care (Israel's TEVA) sectors added 1300 basis to relative performance. The Portfolio began fiscal 2000 with a heavy (25%) weight in telecommunications stocks. The sector provided positive returns, but as share prices rose we moved throughout the year to reduce this exposure to roughly half of this level. We also reduced the Portfolio's technology exposure, located mainly in Israel, well below benchmark levels in view of deteriorating company fundamentals.

Our philosophy served us well this year. It was a good year to be research-focused, bottom-up stock pickers. Further, we were rewarded for our policy of avoiding commitments in emerging markets where the macroeconomic, regulatory, and/or socio-political environment is too onerous an obstacle for companies. We do not look to invest in the companies in a country just because it is part of the benchmark. Instead, our stance favoring such secular underpinnings as the rule of law, the ongoing privatization and deregulation of government monopolies, and the free flow of capital and technology help determine the countries in which we search for investment candidates. At year's end, in large part due to our dim view of the countries' business climates, we had no investments in countries that make up 14% of the benchmark, including the important (by size) markets of Turkey, Indonesia and Russia.

At the end of last fiscal year, we said we believed the prospects for the emerging markets were generally good. This general sentiment proved wrong! In hindsight, we should have said that the prospects for OUR KIND OF EMERGING MARKETS COMPANIES were good. This year, we know better than to offer a general emerging markets prediction, but we remain highly confident about the prospects for the companies we own: their financial strength, competitive position, and how their managements are executing their business plans. In a year when investor sentiment swung as radically as it did, the best emerging markets companies saw more clearly than ever that to secure their access to equity capital, they have to manage their businesses with the interest of the suppliers of that capital -- investors like the Portfolio -- foremost in their minds.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000                          SHARES             VALUE (1)

------------------------------------------------------------------------------

LONG TERM INVESTMENTS - 95.1%
---------------------------

COMMON STOCKS - 87.8%
---------------------

ARGENTINA - 2.4%
--------------
Perez Companac SA - ADR (Financial
Services)                                   1,114    $                  16,014
Quilmes Industrial SA (Brewers)             5,800                       44,950
                                                     -------------------------
                                                                        60,964
                                                     -------------------------
BRAZIL - 5.9%
-----------
Companhia De Bebidas - ADR (Beverages,
Food & Tobacco)*                            1,900                       42,869
Compania Brasileira de Distribuicao
Grupo Pao de Acurcar (National &
Regional Food Chains)                       1,300                       46,312
Petroleo Brasileiro SA - ADR (Holding
Companies)                                  1,500                       39,779
Telesp Celular Partcipacoes - ADR
(Telecommunications)                          700                       22,137
                                                     -------------------------
                                                                       151,097
                                                     -------------------------
CHILE - 2.3%
----------
Cia de Telecomunicaciones de Chile SA -
ADR (Telecommunications)*                   1,100                       16,775
Vina Concha Y Toro SA - ADR (Brewers)       1,100                       42,212
                                                     -------------------------
                                                                        58,987
                                                     -------------------------
EGYPT - 1.0%
-----------
Al Ahram Beverages Company S.A.E.- GDR
(Beverages, Food & Tobacco)*                2,000                       25,400
                                                     -------------------------

GREECE - 1.5%
------------
Attica Enterprises Holding SA (Shipping)    5,160                       39,044
                                                     -------------------------

HONG KONG - 9.4%
---------------
Brilliance China Automotive (Automotive)    1,400                       46,025
China Telecom (Telecommunications)*        12,000                       77,318
Johnson Electric Holdings (Diversified
Electronics)                               24,000                       47,698
Li & Fung Ltd. (Wholesalers)               16,000                       29,747
Yue Yuen Industrial Holdings (Industrial
-Diversified)                              22,000                       40,762
                                                     -------------------------
                                                                       241,550
                                                     -------------------------
HUNGARY - 2.3%
-------------
Matav Rt. - ADR (Telecommunications)        1,100                       25,850
Otp Bank (Savings & Loans)                    700                       32,429
                                                     -------------------------
                                                                        58,279
                                                     -------------------------
INDIA - 8.2%
----------
Bharat Petroleum Corp. Ltd. (Oil
Refiners & Distributors)(2)                 8,100                       29,871
Hero Honda Motors Ltd. (Diversified
Automotive Manufacturers)(2)                2,000                       37,739
Hindustan Lever Ltd. (Diversified
Food)(2)                                    7,000                       26,592
Housing Development Finance Corp. Ltd.
(Other Financial Services)*(2)              7,500                       75,473
India Fund Inc. (Mutual Funds)*             4,000                       42,750
                                                     -------------------------
                                                                       212,425
                                                     -------------------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)              SHARES             VALUE (1)

------------------------------------------------------------------------------

ISRAEL - 4.5%
-----------
Orbotech, Ltd. (Medical, Surgical &
Dental Suppliers)*                            750    $                  39,703
Teva Pharmaceutical Industries Ltd. -
ADR (Ethical Drug Manufacturers)            1,300                       76,862
                                                     -------------------------
                                                                       116,565
                                                     -------------------------
MEXICO - 12.1%
-------------
Cemex SA - ADR (Building Materials)         2,500                       52,812
Desc Sociedad de Fomento Industrial SA
de CV (Shipping)                           32,000                       13,913
Grupo Televisa SA - Series CPO (Radio &
TV Broadcasters)*                          22,000                       59,438
Panamerican Beverages, Inc. - Class A
(Soft Drink Producers & Bottlers)           2,550                       42,075
Telefonos de Mexico SA, Class L - ADR
(Telecommunications)                          900                       48,544
Wal-Mart de Mexico SA de CV - ADR
(Discount Stores)*                          4,000                       96,341
                                                     -------------------------
                                                                       313,123
                                                     -------------------------
PHILIPPINES - 1.0%
---------------
ABS-CBN Broadcasting Corp. (Radio & TV
Broadcasters)                              33,500                       25,972
                                                     -------------------------

POLAND - 2.4%
------------
Agora SA (Newspaper Publishers)*            2,400                       44,031
Wielkopolski Bank Kredytowy SA
(Commercial Banks)                          3,800                       17,429
                                                     -------------------------
                                                                        61,460
                                                     -------------------------
SOUTH AFRICA - 4.7%
-----------------
De Beers Cons Mines - ADR (Diversified
Metal Producers)                            2,700                       75,262
South Africa Breweries plc (Brewers)        7,500                       44,940
                                                     -------------------------
                                                                       120,202
                                                     -------------------------
SOUTH KOREA - 10.8%
-----------------
Hite Brewery Co. Ltd. (Brewers)             1,300                       58,248
Korea Telecom Corp. - ADR
(Telecommunications)                        1,600                       59,000
Pohang Iron and Steel Co. Ltd. (Steel
Producers - Integrated)                       810                       47,131
Samsung Electronics - GDR - 144A
(Diversified Electronics)*                  1,700                       56,100
SK Telecom Co. (Telecommunications)           180                       38,424
SK Telecom Co. Ltd. - ADR
(Telecommunications)                          800                       20,050
                                                     -------------------------
                                                                       278,953
                                                     -------------------------
TAIWAN - 10.5%
-------------
Acer Peripherals (Computers &
Peripherals)*                              16,000                       19,101
Advantech Co Ltd. (Computers &
Information)                               11,500                       43,147
Hon Hai Precision Industry (Parts &
Components)                                 5,460                       28,612
President Chain Store Corp. (National &
Regional Food Chains)                      19,739                       56,310
Synnex Technology International Corp. -
GDR (Systems & Subsystems)*                 3,380                       28,411
Taiwan Semiconductor (Parts &
Components)*                               23,321                       70,867
Universal Scientific Industrial Co.,
Ltd. (Parts & Components)*                 28,000                       25,005
                                                     -------------------------
                                                                       271,453
                                                     -------------------------
THAILAND - 2.3%
-------------
Advanced Information Service plc
(Telecommunications)*                       3,700                       30,476

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)              SHARES             VALUE (1)

------------------------------------------------------------------------------

THAILAND (CONTINUED)
Siam City Cement Public Co. Ltd. (Cement
Producers)*                                11,800    $                  27,923
                                                     -------------------------
                                                                        58,399
                                                     -------------------------
UNITED KINGDOM - 2.6%
--------------------
African Lakes Corp. plc (Parts &
Components)*                               41,500                       24,113
Standard Chartered plc (Other Financial
Services)                                   2,900                       42,026
                                                     -------------------------
                                                                        66,139
                                                     -------------------------
UNITED STATES - 3.3%
-----------------
AES Corporation (Electric Power
Companies)*                                 1,500                       84,750
                                                     -------------------------

VIETNAM - 0.6%
-------------
Vietnam Enterprise Investments Ltd.
(Investment Companies)*                    20,000                       15,600
                                                     -------------------------

Total Common Stocks (Cost $2,194,053)                                2,260,362
                                                     -------------------------

PREFERRED STOCKS - 7.3%
--------------------
BRAZIL - 7.3%
-----------
Banco Itau SA (Commercial Banks)          755,000                       58,762
Embraer - Empresa Brasileira de
Aeronautica SA (Military & Commercial
Aircraft Manufacturers)                    17,700                      130,802
                                                     -------------------------
                                                                       189,564
                                                     -------------------------

Total Preferred Stocks (Cost $61,975)                                  189,564
                                                     -------------------------

TOTAL LONG TERM INVESTMENTS (COST
$2,256,028)                                                          2,449,926
                                                     -------------------------

                                             FACE
                                            AMOUNT
CASH EQUIVALENTS - 4.8%                    --------
Investors Bank & Trust Company
Repurchase Agreement, 5.690% due
11/01/00 in the amount of $123,247;
issued 10/31/00 (collateralized by
$131,544 par of FNMA - Pool# 540398,
7.672% due 05/01/30 with a market value
of $129,389) (Cost $123,227)               $123,227                     123,227
                                                      -------------------------

TOTAL INVESTMENTS - 99.9% (COST
$2,379,255)                                           $               2,573,153
                                                      -------------------------

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS

OCTOBER 31, 2000 (CONTINUED)                       VALUE (1)

--------------------------------------------------------------------

OTHER ASSETS, NET OF LIABILITIES - 0.1%
--------------------------------
Receivable from Investment Advisor         $                   4,611
Dividends receivable                                           1,292
Other assets                                                   6,762
Liabilities                                                  (11,189)
                                           -------------------------
                                                               1,476
                                           -------------------------

NET ASSETS - 100%
---------------
Applicable to 172,892 outstanding $.001
par value shares
(authorized 500,000,000 shares)            $               2,574,629
                                           =========================
Net Asset Value, Offering and Redemption
Price Per Share                            $                   14.89
                                           =========================

COMPONENTS OF NET ASSETS AS OF OCTOBER
31, 2000 WERE AS FOLLOWS:
----------------------------------------
Paid-in capital                            $               2,186,138
Accumulated distributions in excess of
net investment income                                         (1,400)
Accumulated undistributed net realized
gain on investments and foreign
currency-related transactions                                195,957
Net unrealized appreciation on
investments and on assets and
liabilities denominated in foreign
currencies (Note 4)                                          193,934
                                           -------------------------
                                           $               2,574,629
                                           =========================

Summary of Abbreviations

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified buyers.
ADR  American Depositary Receipt
FNMA Federal National Mortgage Association
GDR  Global Depositary Receipt
(1)  See Note 2 to Financial Statements
*    Non-income producing security
(2)  Indian-equity-linked notes

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                INTERNATIONAL    GLOBAL    MULTI-ASSET   EMERGING
                                   EQUITY        EQUITY      GLOBAL      MARKETS
                                  PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                                -------------  ----------  -----------  ----------
INVESTMENT INCOME
Interest                        $    528,917   $   39,597   $196,863    $   4,868
Dividends (Net of foreign
  withholding taxes of
  $562,457, $17,086, $4,114
  and $1,725, respectively)        4,682,104      302,237     69,320       29,652
                                ------------   ----------   --------    ---------
  Total investment income          5,211,021      341,834    266,183       34,520
                                ------------   ----------   --------    ---------

EXPENSES
Investment advisory fees (Note
  3)                               2,721,296      252,774     73,073       31,634
Administration fees (Note 3)         387,704       29,278     12,602        6,623
Custodian fees                       268,330       27,247     14,127       12,809
Directors' fees and expenses
  (Note 3)                            54,810        3,488      1,107          255
Shareholder record keeping
  fees                                39,068       11,635      4,143        5,723
Audit fees                            22,454       21,385     21,385       13,055
State registration filing fees        17,407        5,465      3,283          995
Organizational costs                  14,483       12,634      3,138           --
Legal fees                            13,693          872        276           62
Insurance expense                     13,245          844        269           62
Other fees and expenses               43,880        8,988      1,778          568
                                ------------   ----------   --------    ---------
  Total operating expenses         3,596,370      374,610    135,181       71,786

Waiver of investment advisory
  fee (Note 3)                          (221)     (58,501)   (43,586)     (27,378)
                                ------------   ----------   --------    ---------
  Net expenses                     3,596,149      316,109     91,595       44,408
                                ------------   ----------   --------    ---------
Net investment income (loss)       1,614,872       25,725    174,588       (9,888)
                                ------------   ----------   --------    ---------

REALIZED AND UNREALIZED GAIN
(LOSS) (NOTE 4)

Net realized gain (loss) --
  Investment transactions (net
    of foreign tax expenses of
    $20,328, $892, $357 and
    $1,075, respectively)         28,491,525    2,849,443    359,789      202,072
  Foreign currency
    transactions                    (733,092)     (27,249)    (5,692)        (690)
                                ------------   ----------   --------    ---------

    Net realized gain             27,758,433    2,822,194    354,097      201,382
                                ------------   ----------   --------    ---------

Change in unrealized
  appreciation (depreciation)
  --
  Investments                    (24,061,416)   1,293,959     65,502     (154,286)
  Translation of assets and
    liabilities denominated in
    foreign currency                  26,107       (3,615)    (1,487)         (89)
                                ------------   ----------   --------    ---------
      Net change in unrealized
        appreciation
        (depreciation)           (24,035,309)   1,290,344     64,015     (154,375)
                                ------------   ----------   --------    ---------

Net realized and unrealized
  gain                             3,723,124    4,112,538    418,112       47,007
                                ------------   ----------   --------    ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS     $  5,337,996   $4,138,263   $592,700    $  37,119
                                ============   ==========   ========    =========

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                INTERNATIONAL EQUITY PORTFOLIO    GLOBAL EQUITY PORTFOLIO
                                -------------------------------  -------------------------
                                  YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                 OCTOBER 31,      OCTOBER 31,    OCTOBER 31,  OCTOBER 31,
                                     2000            1999           2000          1999
                                --------------  ---------------  -----------  ------------
INCREASE (DECREASE) IN NET
ASSETS
FROM OPERATIONS
  Net investment income          $  1,614,872    $   2,448,798   $   25,725   $    166,819
  Net realized gain on
    investments and foreign
    currency transactions          27,758,433       11,927,644    2,822,194      2,658,267
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets and
    liabilities denominated in
    foreign currency              (24,035,309)      83,331,566    1,290,344      2,773,621
                                 ------------    -------------   -----------  ------------
    Net increase in net assets
      resulting from
      operations                    5,337,996       97,708,008    4,138,263      5,598,707
                                 ------------    -------------   -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income            (2,725,773)      (5,059,466)     (40,153)             -
  In excess of net investment
    income                         (1,963,260)               -     (129,713)             -
  Net realized gain from
    investments and foreign
    currency-related
    transactions                  (10,285,092)        (337,112)  (2,053,997)             -
                                 ------------    -------------   -----------  ------------
    Total distributions to
      shareholders                (14,974,125)      (5,396,578)  (2,223,863)             -
                                 ------------    -------------   -----------  ------------

TRANSACTIONS IN SHARES OF
COMMON STOCK
  Proceeds from sale of shares     76,086,955       30,381,144      281,810        201,051
  Net Asset Value of shares
    issued to shareholders in
    payment of distributions
    declared                       13,829,682        4,266,161    2,099,666              -
  Cost of shares redeemed         (59,707,341)    (124,541,828)    (293,594)   (15,476,183)
                                 ------------    -------------   -----------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM FUND SHARE
  TRANSACTIONS                     30,209,296      (89,894,523)   2,087,882    (15,275,132)
                                 ------------    -------------   -----------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS                           20,573,167        2,416,907    4,002,282     (9,676,425)

NET ASSETS
At beginning of year              328,473,211      326,056,304   21,087,071     30,763,496
                                 ------------    -------------   -----------  ------------

At end of year                   $349,046,378    $ 328,473,211   $25,089,353  $ 21,087,071
                                 ============    =============   ===========  ============

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME INCLUDED
  IN NET ASSETS                  $ (1,068,127)   $   1,079,745   $        -   $     14,428
                                 ============    =============   ===========  ============

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                   MULTI-ASSET GLOBAL
                                       PORTFOLIO             EMERGING MARKETS PORTFOLIO
                                ------------------------  ---------------------------------
                                YEAR ENDED   YEAR ENDED   YEAR ENDED   FOR THE PERIOD ENDED
                                OCTOBER 31,  OCTOBER 31,  OCTOBER 31,      OCTOBER 31,
                                   2000         1999         2000             1999*
                                -----------  -----------  -----------  --------------------
INCREASE (DECREASE) IN NET
ASSETS
FROM OPERATIONS
  Net investment income (loss)  $  174,588   $  153,696   $   (9,888)       $    2,948
  Net realized gain on
    investments and foreign
    currency transactions          354,097      293,059      201,382            57,716
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets and
    liabilities denominated in
    foreign currency.               64,015      303,251     (154,375)          348,309
                                ----------   ----------   ----------        ----------
    Net increase in net assets
      resulting from
      operations                   592,700      750,006       37,119           408,973
                                ----------   ----------   ----------        ----------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income           (194,827)    (168,496)           -                 -
  In excess of net investment
    income                               -            -       (2,900)                -
  Net realized gain from
    investments and foreign
    currency-related
    transactions                  (274,145)     (85,013)     (59,290)                -
                                ----------   ----------   ----------        ----------
    Total distributions to
      shareholders                (468,972)    (253,509)     (62,190)                -
                                ----------   ----------   ----------        ----------

TRANSACTIONS IN SHARES OF
COMMON STOCK
  Proceeds from sale of shares     318,535      429,658    1,003,591         1,124,946
  Net Asset Value of shares
    issued to shareholders in
    payment of distributions
    declared                       456,522      249,664       62,190                 -
  Cost of shares redeemed         (272,123)    (903,736)           -                 -
                                ----------   ----------   ----------        ----------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM FUND SHARE
  TRANSACTIONS                     502,934     (224,414)   1,065,781         1,124,946
                                ----------   ----------   ----------        ----------
  NET INCREASE IN NET ASSETS       626,662      272,083    1,040,710         1,533,919

NET ASSETS
At beginning of period           6,599,304    6,327,221    1,533,919                 -
                                ----------   ----------   ----------        ----------

At end of period                $7,225,966   $6,599,304   $2,574,629        $1,533,919
                                ==========   ==========   ==========        ==========

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN
EXCESS OF) NET INVESTMENT
  INCOME INCLUDED
IN NET ASSETS                   $  112,059   $  108,597   $   (1,400)       $    1,466
                                ==========   ==========   ==========        ==========

  * For the period from November 9, 1998 (commencement of operations) to October 31, 1999.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          INTERNATIONAL EQUITY PORTFOLIO
                           ---------------------------------------------------------------------------------------------
                                FOR            FOR            FOR            FOR              FOR               FOR
                             THE YEAR       THE YEAR       THE YEAR       THE YEAR         TEN MONTHS        THE YEAR
                               ENDED          ENDED          ENDED          ENDED            ENDED             ENDED
                           OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998  OCT. 31, 1997    OCT. 31, 1996*    DEC. 31, 1995
                           -------------  -------------  -------------  -------------  ------------------  -------------
PER SHARE DATA
NET ASSET VALUE,
  BEGINNING OF PERIOD          $15.50         $11.62         $11.79         $11.61            $10.77           $ 9.71
                           ----------     ----------     ----------     ----------     -------------       ----------

INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
    Net investment income        0.09           0.10           0.14           0.13              0.08             0.10
    Net realized and
      unrealized gain
      (loss) on
      investments and
      foreign
      currency-related
      transactions               0.36           3.97          (0.13)          0.05(a)           0.97             1.06
                           ----------     ----------     ----------     ----------     -------------       ----------
Net increase from
  investment operations          0.45           4.07           0.01           0.18              1.05             1.16
                           ----------     ----------     ----------     ----------     -------------       ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income       (0.13)         (0.18)         (0.11)         (0.00)(b)         (0.08)           (0.10)
    Excess of net
      investment income         (0.10)             -              -              -             (0.03)               -
    Net realized gain
      from investments
      and foreign
      currency-related
      transactions              (0.50)         (0.01)         (0.03)             -             (0.10)               -
    Excess of net
      realized gain on
      investments and
      foreign
      currency-related
      transactions                  -              -          (0.04)             -                 -                -
                           ----------     ----------     ----------     ----------     -------------       ----------
Total distributions             (0.73)         (0.19)         (0.18)         (0.00)            (0.21)           (0.10)
                           ----------     ----------     ----------     ----------     -------------       ----------
NET ASSET VALUE, END OF
  PERIOD                       $15.22         $15.50         $11.62         $11.79            $11.61           $10.77
                           ==========     ==========     ==========     ==========     =============       ==========

TOTAL RETURN                    2.18%         35.46%          0.06%          1.57%             9.81%(c)        11.99%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
      period (000's)         $349,046       $328,473       $326,056       $387,304          $241,357          $67,727

    Ratio of net
      operating expenses
      to average net
      assets                    0.99%          1.00%          1.00%          1.00%             1.00%(d)         0.99%

    Ratio of net
      investment income
      to average net
      assets                    0.45%          0.75%          1.14%          1.07%             1.29%(d)         1.30%

    Decrease reflected in
      above expense
      ratios due to
      waiver of
      investment advisory
      and administration
      fees, and
      reimbursement of
      other expenses                -(e)       0.04%          0.04%          0.06%             0.14%(d)         0.54%

    Portfolio turnover
      rate                        49%            35%            33%            31%               17%(c)           28%

(a) Includes the effect of net realized gains prior to a significant increase in shares outstanding.
(b)  Rounds to less than $0.01.
(c)  Not annualized
(d)  Annualized
(e)  Rounds to less than 0.01%
  * During the period, the Portfolio changed its fiscal year from December 31 to October 31.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

                                                    GLOBAL EQUITY PORTFOLIO
                                ---------------------------------------------------------------
                                     FOR            FOR            FOR              FOR
                                  THE YEAR       THE YEAR       THE YEAR         THE PERIOD
                                    ENDED          ENDED          ENDED            ENDED
                                OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998    OCT. 31, 1997*
                                -------------  -------------  -------------  ------------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $20.00         $16.16         $18.70           $17.58(a)
                                ----------     ----------     ----------     ------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
    Net investment income             0.03           0.05           0.20             0.19
    Net realized and
      unrealized gain (loss)
      on investments and
      foreign currency-related
      transactions                    3.89           3.79          (0.55)            0.94
                                ----------     ----------     ----------     ------------
Net increase (decrease) from
  investment operations               3.92           3.84          (0.35)            1.13
                                ----------     ----------     ----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
    Net investment income            (0.03)             -          (0.25)           (0.01)
    Excess of net investment
      income                         (0.13)             -              -                -
    Net realized gain from
      investments and foreign
      currency-related
      transactions                   (1.95)             -          (1.94)               -
                                ----------     ----------     ----------     ------------
Total distributions                  (2.11)             -          (2.19)           (0.01)
                                ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD      $21.81         $20.00         $16.16           $18.70
                                ==========     ==========     ==========     ============

TOTAL RETURN                        19.66%         23.76%        (2.46)%            6.45%(b)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)                      $25,089        $21,087        $30,763          $64,882

    Ratio of net operating
      expenses to average net
      assets                         1.25%          1.25%          1.25%            1.25%(c)

    Ratio of net investment
      income to average net
      assets                         0.10%          0.65%          0.86%            1.05%(c)

    Decrease reflected in
      above expense ratios due
      to waiver of investment
      advisory and
      administration fees, and
      reimbursement of other
      expenses                       0.23%          0.32%          0.11%            0.12%(c)

    Portfolio turnover rate            57%            44%            67%              39%(b)

  * Commencement of Operations was December 1, 1996 following a tax free merger with GELP which was formed on September 27, 1991.
(a) The beginning net asset value of the portfolio was equal to the total Net Asset Value, as converted, of the outstanding Partnership Units of Harding, Loevner Management, L.P.'s - Global Equity Limited Partnership ("GELP") as of November 30, 1996.
(b)  Not annualized
(c)  Annualized

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

                                                 MULTI-ASSET GLOBAL PORTFOLIO
                                ---------------------------------------------------------------
                                     FOR            FOR            FOR              FOR
                                  THE YEAR       THE YEAR       THE YEAR         THE PERIOD
                                    ENDED          ENDED          ENDED            ENDED
                                OCT. 31, 2000  OCT. 31, 1999  OCT. 31, 1998    OCT. 31, 1997*
                                -------------  -------------  -------------  ------------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $12.28         $11.41         $11.26            $10.00
                                ---------      ---------      ---------      ------------

INCREASE IN NET ASSETS FROM
OPERATIONS
    Net investment income            0.35           0.28           0.52              0.25
    Net realized and
      unrealized gain on
      investments and foreign
      currency-related
      transactions                   0.77           1.04           0.09              1.04
                                ---------      ---------      ---------      ------------
Net increase from investment
  operations                         1.12           1.32           0.61              1.29
                                ---------      ---------      ---------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
    Net investment income           (0.36)         (0.30)         (0.26)            (0.03)
    Net realized gain from
      investments and foreign
      currency-related
      transactions                  (0.51)         (0.15)         (0.20)                -
                                ---------      ---------      ---------      ------------
Total distributions                 (0.87)         (0.45)         (0.46)            (0.03)
                                ---------      ---------      ---------      ------------
NET ASSET VALUE, END OF PERIOD     $12.53         $12.28         $11.41            $11.26
                                =========      =========      =========      ============

TOTAL RETURN                        9.05%         11.84%          5.53%            12.92%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)                      $7,226         $6,599         $6,327            $5,175

    Ratio of net operating
      expenses to average net
      assets                        1.25%          1.25%          1.25%             1.25%

    Ratio of investment
      income, net to average
      net assets                    2.39%          2.32%          2.58%             2.50%

    Decrease reflected in
      above expense ratios due
      to waiver of investment
      advisory and
      administration fees, and
      reimbursement of other
      expenses                      0.60%          0.91%          0.71%             0.92%

    Portfolio turnover rate           41%            31%            29%               36%

  *  Commencement of Operations was November 1, 1996.

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

                                             EMERGING MARKETS PORTFOLIO
                                          ---------------------------------
                                               FOR              FOR
                                            THE YEAR         THE PERIOD
                                              ENDED            ENDED
                                          OCT. 31, 2000    OCT. 31, 1999*
                                          -------------  ------------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD         $13.68            $10.00
                                          ---------      ------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
    Net investment income (loss)              (0.05)             0.03
    Net realized and unrealized gain on
     investments and foreign
     currency-related transactions             1.79              3.65
                                          ---------      ------------
Net increase from investment operations        1.74              3.68
                                          ---------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Excess of investment income               (0.02)                -
    Net realized gain from investments
     and foreign currency-related
     transactions                             (0.51)                -
                                          ---------      ------------
Total distributions                           (0.53)                -
                                          ---------      ------------
NET ASSET VALUE, END OF PERIOD               $14.89            $13.68
                                          =========      ============

TOTAL RETURN                                 12.18%            36.80%(a)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)        $2,575            $1,534

    Ratio of net operating expenses to
     average net assets                       1.75%             1.75%(b)

    Ratio of net investment income
     (loss) to average net assets           (0.39)%             0.24%(b)

    Decrease reflected in above expense
     ratios due to waiver of investment
     advisory and administration fees,
     and reimbursement of other expenses      1.08%             4.14%(b)

    Portfolio turnover rate                     28%               53%(a)

  *  Commencement of Operations was November 9, 1998.

(a)  Not annualized

(b)  Annualized

                       See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION

Harding, Loevner Funds, Inc. (the "Fund") was organized as a Maryland corporation on July 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund currently has four Portfolios, all of which were active as of October 31, 2000: International Equity Portfolio ("International Equity"); Global Equity Portfolio ("Global Equity"); Multi-Asset Global Portfolio ("Multi-Asset Global") (collectively, the "Initial Portfolios"), and Emerging Markets Portfolio ("Emerging Markets"). The investment objective of each portfolio is as follows:
International Equity - to seek long-term capital appreciation through investments in equity securities of companies based outside the United States; Global Equity - to seek long-term capital appreciation through investments in equity securities of companies based both in and outside the United States; Multi-Asset Global - to seek long-term capital appreciation and a growing stream of current income through investments in equity and debt securities of companies based both in and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities; Emerging Markets Portfolio - to seek long-term capital appreciation through investments in equity securities of companies based in developing markets outside the United States.

International Equity, previously the HLM International Equity Portfolio of the AMT Capital Fund, Inc. (the "AMT Capital Portfolio"), commenced investment operations on May 11, 1994. Effective as of the close of business on October 31, 1996, the AMT Capital Portfolio merged into International Equity pursuant to shareholder approval of the tax-free reorganization. Global Equity commenced operations on December 1, 1996 following the acquisition of net assets of Harding, Loevner Management, L.P.'s - Global Equity L. P. ("GELP"), a limited partnership, in a tax free reorganization. Multi-Asset Global commenced operations on November 1, 1996. Emerging Markets commenced operations on November 9, 1998. The Fund is managed by Harding, Loevner Management, L.P. (the "Investment Adviser").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Fund are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The following is a summary of the Fund's significant accounting policies:

ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

VALUATION

All investments in the Fund are valued daily at their market price, which results in unrealized gains or losses. Securities traded on an exchange are valued at their last sales price on that exchange. Securities for which no sales are reported are valued at the latest bid price obtained from a quotation reporting system or from established market makers. Repurchase agreements are valued at their amortized cost plus accrued interest. Securities for which market quotations are not readily available are valued by the Board of Directors. As of October 31, 2000, there were no securities in the Fund which required valuation by the Board of Directors.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund accretes discount or amortizes premium on a daily basis to interest income. The Fund uses the specific identification method for determining gain or loss on sales of securities.

INCOME TAX

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
EXPENSES

The costs incurred by the Fund in connection with the organization and initial registration of shares of the Initial Portfolios are being amortized on a straight-line basis by the Fund over a sixty-month period. The unamortized balance of organizational expenses at October 31, 2000 was $31,800.

Expenses directly attributed to a specific Portfolio of the Fund are charged to that Portfolio's operations; expenses not directly attributable to a specific Portfolio are allocated among the Portfolios either equitably or based on their average daily net assets.

DIVIDENDS TO SHAREHOLDERS

It is the policy of the Fund to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, normally are distributed on an annual basis.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that any differences which are permanent in nature result in overdistributions to shareholders, the amount of the overdistribution is reclassified within the capital accounts based on its federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

During the year ended October 31, 2000, the Portfolios reclassified the following permanent book to tax differences [increases (decreases)]:

------------------------------------------------------------------------------------------------------
                                     UNDISTRIBUTED INVESTMENT  ACCUMULATED NET   CAPITAL STOCK
             PORTFOLIO                 INCOME, NET             REALIZED LOSS    IN EXCESS OF PAR VALUE
------------------------------------------------------------------------------------------------------
International Equity                         $926,289             $(595,053)          $(331,236)
Global Equity                                 129,713              (129,713)                 --
Multi-Asset Global                             23,701               (23,701)                 --
Emerging Markets                                9,922                (5,424)             (4,498)

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rate.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

3. SIGNIFICANT AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The advisory fees are computed daily at an annual rate of 0.75%, 1.00%, 1.00% and 1.25% of the average daily net assets of International Equity, Global Equity, Multi-Asset Global and Emerging Markets, respectively.

In addition, the Fund has an administration agreement with Investors Bank & Trust Company, which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. Under this agreement, the Fund incurred $436,207 in administration fees for the year ended October 31, 2000.

The Investment Adviser has voluntarily agreed to reduce its fee to the extent that aggregate expenses (exclusive of brokerage commissions, other investment expenses, interest on borrowings, taxes and extraordinary expenses) exceed an annual rate of 1.00%, 1.25%, 1.25%, and 1.75% respectively, of the average daily net assets of International Equity, Global Equity, Multi-Asset Global and Emerging Markets.

Directors' fees of $11,106 were payable to directors who are not employees of the Investment Adviser at October 31, 2000.

4. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2000, were as follows for each of the Portfolios:

---------------------------------------------------------------------------------------
                                          PURCHASE COST OF       PROCEEDS FROM SALES OF
               PORTFOLIO                  INVESTMENT SECURITIES  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------
International Equity                          $192,147,393            $173,600,719
Global Equity                                   14,319,176              13,799,054
Multi-Asset Global                               3,046,868               2,897,277
Emerging Markets                                 1,564,786                 664,773

The cost of investments for Federal income tax purposes and the components of net unrealized appreciation on investments at October 31, 2000, for each of the Portfolios were as follows:

-------------------------------------------------------------------------------------
                                UNREALIZED    UNREALIZED
          PORTFOLIO             APPRECIATION  DEPRECIATION      NET          COST
-------------------------------------------------------------------------------------
International Equity            $71,724,221   $13,374,216   $58,350,005  $293,908,703
Global Equity                     5,369,791       633,137     4,736,654    20,327,358
Multi-Asset Global                1,200,013       526,273       673,740     6,519,102
Emerging Markets                    625,773       433,290       192,483     2,380,670

5. FORWARD FOREIGN EXCHANGE CONTRACTS

The Portfolios, on occasion, enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions. Fluctuations in the value of forward foreign exchange contracts are recorded for book purposes as unrealized appreciation or depreciation on assets and liabilities denominated in foreign currencies by the Portfolio. The Portfolios are also exposed to credit risk associated with counter party nonperformance on these forward foreign exchange contracts which is typically limited to the unrealized gain on each open contract.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

5. FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
The Portfolios enter into foreign currency transactions on the spot markets in order to pay for foreign investment purchases or to convert to dollars the proceeds from foreign investment sales or coupon interest receipts. None of the Portfolios had open foreign currency transactions to buy or sell currency on the spot markets as of October 31, 2000.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for International Equity were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                      YEAR ENDED                  YEAR ENDED
                                   OCTOBER 31, 2000            OCTOBER 31, 1999
                               -------------------------  --------------------------
                                 SHARES        AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------
Shares sold                     4,562,142   $ 76,086,955   2,216,774   $  30,381,144
Shares issued upon
  reinvestment of dividends       769,170     13,829,682     341,566       4,266,161
                               ----------   ------------  ----------   -------------
                                5,331,312     89,916,637   2,558,340      34,647,305
Shares redeemed                (3,591,332)   (59,707,341) (9,442,379)   (124,541,828)
                               ----------   ------------  ----------   -------------
Net increase (decrease)         1,739,980   $ 30,209,296  (6,884,039)  $ (89,894,523)
                               ==========   ============  ==========   =============

Transactions in capital stock for Global Equity were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                        YEAR ENDED                 YEAR ENDED
                                     OCTOBER 31, 2000           OCTOBER 31, 1999
                                  ----------------------    ------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------
Shares sold                        12,702     $  281,810      10,487    $    201,051
Shares issued upon
  reinvestment of dividends        96,893      2,099,666          --              --
                                  -------     ----------    --------    ------------
                                  109,595      2,381,476      10,487         201,051
Shares redeemed                   (13,192)      (293,594)   (860,028)    (15,476,183)
                                  -------     ----------    --------    ------------
Net increase (decrease)            96,403     $2,087,882    (849,541)   $(15,275,132)
                                  =======     ==========    ========    ============

Transactions in capital stock for Multi-Asset Global were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                        YEAR ENDED                 YEAR ENDED
                                     OCTOBER 31, 2000           OCTOBER 31, 1999
                                  ----------------------     -----------------------
                                  SHARES        AMOUNT       SHARES         AMOUNT
------------------------------------------------------------------------------------
Shares sold                        24,999      $ 318,535      36,825       $ 429,658
Shares issued upon
  reinvestment of dividends        36,261        456,522      21,881         249,664
                                  -------      ---------     -------       ---------
                                   61,260        775,057      58,706         679,322
Shares redeemed                   (21,625)      (272,123)    (75,960)       (903,736)
                                  -------      ---------     -------       ---------
Net increase (decrease)            39,635      $ 502,934     (17,254)      $(224,414)
                                  =======      =========     =======       =========

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)
Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

-----------------------------------------------------------------------
                                                        PERIOD FROM
                                    YEAR ENDED       NOVEMBER 9, 1998*
                                 OCTOBER 31, 2000   TO OCTOBER 31, 1999
                                ------------------  -------------------
                                SHARES    AMOUNT    SHARES     AMOUNT
-----------------------------------------------------------------------
Shares sold                     57,205  $1,003,591  112,117  $1,124,946
Shares issued upon
  reinvestment of dividends     3,570       62,190       --          --
                                ------  ----------  -------  ----------
                                60,775   1,065,781  112,117   1,124,946
Shares redeemed                    --           --       --          --
                                ------  ----------  -------  ----------
Net increase                    60,775  $1,065,781  112,117  $1,124,946
                                ======  ==========  =======  ==========

  *  Commencement of operations.

7. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in U.S. Government securities agrees, upon entering into a contract, to sell such securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date.

Each Portfolio also is permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases securities from a Portfolio and such Portfolio agrees to repurchase the securities at an agreed upon price and date.

Each Portfolio may engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase agreement transactions, such Portfolio will maintain, in a segregated account with its custodian, liquid securities equal in value to those subject to the agreement.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
Harding, Loevner Funds, Inc.

We have audited the accompanying statements of net assets of Harding, Loevner Funds, Inc. (comprising, the International Equity Portfolio, the Global Equity Portfolio, the Multi-Asset Global Portfolio and the Emerging Markets Portfolio) as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Harding, Loevner Funds, Inc., at October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                       [ERNST & YOUNG SIGNATURE]

New York, New York
December 12, 2000

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
SUPPLEMENTAL TAX INFORMATION
(UNAUDITED)
--------------------------------------------------------------------------------

In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,772,262, $397,514 and $190,114 of the capital gains distributions paid by the International Equity, Global Equity and Multi-Asset Global Portfolios, respectively, during the fiscal year October 31, 2000 are subject to maximum tax rates of 20%.

The Global Equity Portfolio and the Multi-Asset Global Portfolio have designated 41.58% and 10.60%, respectively, of distributions from net investment income as qualifying for the dividends received deduction for corporations.

The International Equity Portfolio has elected to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2000. In accordance with current tax laws, the Foreign Income and Foreign Tax per share (for a share outstanding on October 31, 2000) is as follows:

                                             INTERNATIONAL EQUITY
                                          --------------------------
                                                       GROSS FOREIGN
                COUNTRY                   FOREIGN TAX    DIVIDENDS
--------------------------------------------------------------------
Australia                                     0.0000        1.8228
Brazil                                        0.0000        0.0685
United Kingdom                                0.4597        5.1739
Cayman Islands                                0.1075        0.7000
Canada                                        0.1487        0.9960
Denmark                                       0.0664        0.4428
France                                        0.7505        4.4719
Germany                                       0.0466        1.5802
Hong Kong                                     0.0000        2.2555
Italy                                         0.0271        0.1800
Japan                                         0.1236        1.0403
Mexico                                        0.0100        0.4613
Netherlands                                   0.4648        4.7882
Singapore                                     0.0156        0.5349
Spain                                         0.0305        0.2034
Sweden                                        0.2095        1.6228
Switzerland                                   0.3867        2.9701
Taiwan                                        0.1176        0.5879

Shareholders will receive more detailed information along with their Form 1099-DIV in January, 2001.

HARDING, LOEVNER FUNDS, INC.
--------------------------------------------------------------------------------
OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

R. Kelly Doherty
DIRECTOR OF THE FUND

Jane A. Freeman
DIRECTOR OF THE FUND

Samuel R. Karetsky
DIRECTOR OF THE FUND

Carl W. Schafer
DIRECTOR OF THE FUND

David R. Loevner
PRESIDENT AND DIRECTOR
  OF THE FUND

Susan C. Mosher
SECRETARY OF THE FUND

Timothy F. Osborne
TREASURER OF THE FUND

Richard Reiter
ASSISTANT SECRETARY
  OF THE FUND

INVESTMENT ADVISER

Harding, Loevner Management, L.P.
50 Division Street, Suite 401
Somerville, NJ 08876

DISTRIBUTOR

First Fund Distributors, Inc.
4455 E. Camelback Road
Suite 261-E
Phoenix, AZ 85018

ADMINISTRATOR, CUSTODIAN AND FUND
ACCOUNTING AGENT

Investors Bank & Trust Company
P.O. Box 9130
Boston, MA 02117

TRANSFER AND DIVIDEND
DISBURSING AGENT

Investors Bank & Trust Company
P.O. Box 9130
Boston, MA 02117

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019